UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-02265

Value Line Mid Cap Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item I Reports to Stockholders

a)	A copy of the Annual Report to Stockholders for the period ended 12/31/23 is included with this Form.

b)	Not Applicable

Annual Report
December 31, 2023

Equity Funds
Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Select Growth Fund, Inc.
Investor Class (VALSX)
Institutional Class (VILSX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Allocation Funds
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Fixed Income Fund
Value Line Core Bond Fund
Investor Class (VAGIX)
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This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this annual report finds you and your families safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2023.
During the annual period, most broad U.S. equity indices generated robust positive absolute returns that outpaced the more muted, yet still positive, absolute returns of most fixed income indices, impacted by a variety of economic and market factors discussed below. Notably, while all seven equity, hybrid and fixed income Funds also posted positive absolute returns during the annual reporting period, five of the seven outperformed their respective benchmark index on a relative basis. The reporting period was highlighted by several of the Value Line Funds being recognized for their long-term performance and/or attractive risk profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five-and ten-year periods ended December 31, 2023 (small growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall five-star rating from Morningstar2 in the small growth category among 563 funds as of December 31, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low and an overall Return Rating of Above Average.i
•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2023 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall five-star rating from Morningstar2 in the mid-cap growth category among 523 funds as of December 31, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low and an overall Return Rating of High.ii
•
Value Line Select Growth Fund, Inc.* outpaced the category average return of its peers for the three-year and five-year periods ended December 31, 2023 (large growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the large growth category among 1,118 funds as of December 31, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Below Average.iii
•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-year period ended December 31, 2023 (large growth category), as measured by Morningstar.1, iv
•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five-and ten-year periods ended December 31, 2023 (moderate allocation category), as measured by Morningstar.1 Additionally, the Fund earned an overall five-star rating from Morningstar2 in the moderate allocation category among 700 funds as of December 31, 2023 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High.v
•
Value Line Capital Appreciation Fund, Inc.* outpaced the category average return of its peers for the one-, five- and 10-year periods ended December 31, 2023 (moderate allocation category), as measured by Morningstar.1 Additionally, Morningstar gave the Fund an overall Return Rating of Above Average.vi
•
Value Line Core Bond Fund * was given an overall Risk Rating of Below Average by Morningstar.1, vii
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the reporting period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2023, especially given the newsworthy events of the annual period. With meaningful trends and developments during 2023 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
During the 12 months ended December 31, 2023, the U.S. economy continued to grow despite widespread predictions of a recession. Annualized U.S. Gross Domestic Product (GDP) posted a growth rate of 4.9% for the third quarter of 2023, according to the third estimate, marking its strongest growth since the fourth quarter of 2021. To compare, U.S. GDP annualized growth was 2.0% for the first quarter of 2023 and 2.1% in the second calendar quarter. The increase in the third quarter primarily reflected increases in consumer spending and inventory investment. Consumer spending rose 3.1%, its biggest gain since the fourth quarter of 2021. The Federal Reserve Bank of Atlanta estimates U.S. GDP growth to be 2.2% for the fourth quarter of 2023.

President’s Letter  (continued)

The U.S. labor market remained strong, as the U.S. economy added approximately 2.7 million jobs in 2023, even as the U.S. unemployment rate edged up from 3.5% in December 2022 to 3.7% in December 2023. Excluding outsized gains from the rebound from pandemic-era firings and re-hiring in 2021 and 2022, the annual period ended December 31, 2023 was the most robust for job increases since 2015 and the third highest since 2000. That said, jobs added were confined to a few sectors, namely private education, health care services, leisure and hospitality, social assistance, construction and government. Meanwhile, inflation, as measured by the Consumer Price Index (CPI), fell from 6.5% year over year in December 2022 to 3.4% year over year in December 2023—but was still above the U.S. Federal Reserve’s (Fed) target of 2%. The core CPI, which excludes food and energy, rose 3.9% over the last 12 months. Energy prices actually fell, with the energy index decreasing 2.0% for the 12 months ended December 2023, but the food index increased 2.7% over the same period.
This combination of a resilient labor market and sticky inflation levels prompted the Fed to continue to increase short-term interest rates through the first half of 2023 but to do so in smaller increments. The Fed hiked the targeted federal funds rate by 25 basis points three times during the first half of 2023, bringing it to a range of 5.00% to 5.25%, and then paused in June for the first time in more than a year, leaving rates unchanged to assess economic conditions before setting further policies. (A basis point is 1/100th of a percentage point.) The Fed then raised the federal funds rate by 25 basis points again in July 2023, bringing it to a range of 5.25% to 5.50%, marking a total of 11 rate hikes since it initiated this cycle in March 2022. The Fed stayed on hold for the remainder of the calendar year. At its December 2023 meeting, the Fed voted unanimously to hold rates steady with forecasts indicating three rate cuts in 2024.
As the Fed raised interest rates, mortgage rates reached levels of 7.79% before coming down to a still-high 6.42%. At the same time, a lack of ample inventory to satisfy buyer demand drove the median home price to more than $426,000 in June 2023, moderating only slightly to a median of about $410,000 by year end. Notably, in December 2023, the total number of homes for sale, including homes that were under contract but not yet sold, increased by 3.6% compared to last year, ending a seven-month streak of annual total listing declines. Despite this encouraging annual increase, active inventory still remained 36.0% below typical 2017 to 2019 levels.
Notably, several of the challenges that drove some volatility within the U.S. economy did not have a lasting impact. For example, the regional bank crisis that emerged in March 2023 appears to have been isolated and to have subsided by the end of the year without any systemic ramifications for the economy given the orderly unwinding of the affected banks’ assets. The U.S. debt ceiling stalemate of late May/early June caused swings within the financial markets for a time but was settled, albeit at the eleventh hour, as expected, with the ultimately agreed-upon increase in the debt ceiling preventing the government from defaulting on its debt before early 2025. Geopolitical conditions—including the ongoing Russia/Ukraine war, heightened tensions between the U.S. and China, and unrest in the Middle East triggered by Hamas’ October terrorist attack on Israel—drove some volatility and remained of high concern but neither deterred the Fed from focusing on inflation nor weighed on U.S. economic activity during the annual period.
Equity Market Review
Following poor performance in 2022, U.S. equities, as measured by the S&P 500® Index3, returned 26.29% during the 12 months ended December 31, 2023, closing the calendar year with the best fourth quarter since 2003.
Despite a wide range of potential challenges, including a regional bank crisis in March, U.S. equities overall were propelled through most of the first half of the year by economic data, including cooling inflation, which investors thought might indicate an end—or at least a slowing—to the U.S. Fed’s tightening cycle. Following two quarters of strong equity market gains, the broad U.S. equity market stumbled in the third calendar quarter amid disruption in the auto industry and an eleventh hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally was further supported by an October jobs report and inflation data that both showed signs of softening, reinforcing hopes the Fed could soon be done raising rates. The rally extended into December, as hopes for a soft economic landing were further propelled by fresh data and the Fed’s decision in December to hold rates steady and forecast three rate cuts for 2024. The news amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent Seven” stocks, i.e., the seven mega-cap stocks in the S&P 500 Index that had driven equity performance for much of the year.
Within the U.S. equity market, all segments gained, but large-cap stocks performed best, followed by mid-cap stocks and then small-cap stocks. (All as measured by the FTSE Russell indices.3) In a reversal from 2022, growth stocks meaningfully outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2023.
In the S&P 500® Index, nine of the 11 sectors generated positive absolute total returns during the annual period. In another reversal from 2022, information technology, communication services and consumer discretionary were the strongest performing sectors in the S&P 500® Index during the annual period. Conversely, utilities and energy were weakest and the only two sectors to post negative absolute returns during the annual period. Consumer staples generated a modestly positive return but also significantly lagged the S&P 500® Index during the annual period.

President’s Letter  (continued)

The U.S. equity markets generally outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted 12-month returns of 18.24% and 9.83%, respectively. As was the case for the U.S. equity markets, international equity markets, both developed and emerging, rose solidly on the back of softening global inflationary pressures, due in large part to energy prices falling globally; the slowing pace of central bank interest rate hikes; and receding concerns about a global recession—all despite banking pressures, albeit relatively short-lived, that arose in the U.S. and internationally. During the first months of the annual period, international equities were further boosted by China finally lifting its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption. However, such positive investor sentiment was rather short-lived, as geopolitical tensions between the U.S. and China re-escalated, efforts undertaken by the Chinese government to stimulate its economy were inadequate, and problems in the Chinese real estate sector worsened. Also muting international equity market returns were ongoing war between Russia and Ukraine and tensions in the Middle East following Hamas’ terrorist attack on Israel in October. However, as in the U.S., both developed and emerging markets equities rallied sharply in the last two months of the annual period, as cooling inflation and strong macroeconomic data created consensus expectations that the U.S. and European interest rate hiking cycles had ended.
Fixed Income Market Review
In a sharp reversal from 2022, the broad U.S. investment grade fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of 5.53% during the annual period, attributable primarily to the first and last months of the calendar year when signs that inflation was cooling and other encouraging economic data raised hopes that the U.S. Fed may be approaching the end of its series of interest rate hikes. Bond prices fell and yields rose within the very short-term and very long-term segments of the yield curve, or spectrum of maturities, during the annual period, but the reverse was true within the intermediate-term segment of the yield curve, i.e., bonds with maturities of two to ten years. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.)
More specifically, for the annual period overall, the yield on the three-month U.S. Treasury bill rose approximately 98 basis points, while the yield on the two-year U.S. Treasury note decreased approximately 18 basis points, and the yield on the five-year U.S. Treasury note fell approximately 15 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note actually ended the calendar year where it began—at 3.88%. The yield on the 30-year U.S. Treasury bond rose approximately six basis points during the annual period. Yields rose in the short-term segment of the yield curve primarily in response to the Fed’s interest rate increases. As investor worries about an economic recession abated, the two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, but far more modestly so by the end of 2023, meaning yields on shorter-term maturities were less high than those on longer-term maturities compared to at the start of the year.
Virtually all fixed income sectors recorded positive absolute returns during the annual period. However, on a relative basis, lower volatility sectors, such as U.S. Treasuries and securitized assets, including mortgage-backed securities, lagged. Riskier credit sectors, including high yield corporate bonds and emerging markets debt performed especially strongly, as investors appeared to be reaching for yield on the belief the current Fed tightening cycle would end and give way to interest rate cuts. Investment grade corporate bonds were also strong, supported by favorable supply/demand dynamics, but more moderately outperformed the Bloomberg US Aggregate Bond Index during the annual period.
***
Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,

Mitchell Appel
President of the Value Line Funds

President’s Letter  (continued)

The opinions expressed herein are those of EULAV Asset Management and its investment team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Value Line Funds investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research.
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Class of the Fund.
1
Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.
2
The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.
i
For Value Line Small Cap Opportunities Fund, Inc.: Ranked by Morningstar in the 14th percentile for one-year (597 funds), 10th percentile for three-year (563 funds), 28th percentile for five-year (528 funds) and 17th percentile for 10-year (405 funds) periods ended December 31, 2023. All in the Morningstar small growth category. Five-star Rating for 3-year (563 funds), 5-year (528 funds), 10-year (405 funds) and overall (563 funds) periods ended December 31, 2023. All in the Morningstar small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2023. Morningstar Return: High for the 3-year period ended December 31, 2023 and Above Average for the 5-year, 10-year and overall periods ended December 31, 2023.
ii
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the 40th percentile for one-year (553 funds), 3rd percentile for three-year (523 funds), 5th percentile for five-year (492 funds) and 3rd percentile for ten-year (395 funds) periods ended December 31, 2023. All in the Morningstar mid-cap growth category. Five-star rating for 3-year (523 funds); 5-year (492 funds); 10-year (395 funds) and overall (523 funds) periods ended December 31, 2023. All in the Morningstar mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31,  2023. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended December 31, 2023.
iii
For Value Line Select Growth Fund, Inc.: Ranked by Morningstar in the 70th percentile for one-year (1200 funds), 14th percentile for three-year (1118 funds), 34th percentile for five-year (1031 funds) and 56th percentile for ten-year (810 funds) periods ended December 31, 2023. All in the Morningstar large growth category. Four-star rating for 3-year (1118 funds), 5-year (1031 funds) and overall (1118 funds) periods ended December 31, 2023; three-star rating for 10-year (810 funds) period ended December 31, 2023. All in the Morningstar large growth category. Morningstar Risk: Average for the 3-year period ended December 31, 2023 and Below Average for the 5-year, 10-year and overall periods ended December 31, 2023.
iv
For Value Line Larger Companies Focused Fund, Inc: Ranked by Morningstar in the 2nd percentile for one-year (1200 funds), 89th percentile for three-year (1118 funds), 86th percentile for five-year (1031 funds) and 57th percentile for 10-year (810 funds) periods ended December 31, 2023. All in the Morningstar large growth category.

President’s Letter  (continued)

 v
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the 5th percentile for one-year (754 funds), 26th percentile for three-year (700 funds), 9th percentile for five-year (658 funds) and 7th percentile for 10-year (493 funds) periods ended December 31, 2023. All in the Morningstar moderate allocation category. Four-star rating for 3-year (700 funds) period ended December 31, 2023; five-star rating for 5-year (658 funds), 10-year (493 funds) and overall (700 funds) periods ended December 31, 2023. All in the moderate allocation category. Morningstar Return: Above Average for the 3-year period ended December 31, 2023 and High for the 5-year, 10-year and overall periods ended December 31, 2023.
vi
For Value Line Capital Appreciation Fund, Inc: Ranked by Morningstar in the 1st percentile for one-year (754 funds), 97th percentile for three-year (700 funds), 6th percentile for five-year (658 funds) and 5th percentile for 10-year (493 funds) periods ended December 31, 2023. All in the Morningstar moderate allocation category. Morningstar Return: Low for the 3-year period ended December 31, 2023; High for the 5-year and 10-year periods ended December 31, 2023; and Above Average for the overall period ended December 31, 2023.
vii
For Value Line Core Bond Fund: Morningstar Risk: Below Average for the 3-year, 5-year, 10-year and overall periods ended December 31, 2023.
3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.
4
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

Value Line Small Cap Opportunities Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Fund portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 22.00% during the 12 months ended December 31, 2023. This compares to the 16.93% return of the Fund’s benchmark, the Russell 2000® Index1, during the same reporting period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the Russell 2000® Index on a relative basis during the 12-month reporting period due both to effective stock selection and sector allocation.
Which equity market sectors most significantly affected Fund performance?
Having a significantly overweighted allocation to industrials, which was the strongest performing sector in the Russell 2000® Index during the annual period, contributed most positively to the Fund’s relative results. Effective individual stock selection in the information technology sector further buoyed the Fund’s performance. The Fund also benefited from strong stock selection in and having an underweighted exposure to the relatively weak health care sector.
Only partially offsetting these positive contributors was the dampening effect of weak stock selection in the materials and consumer staples sectors. Having a position in cash, albeit modest, during an annual period when the Russell 2000® Index rallied, also detracted.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were ePlus, which provides information technology solutions for data center, cloud computing, security, managed and professional services, lease financing and proprietary software; TopBuild, an insulation installation services provider; and Lennox International, a provider of climate control products for the HVAC and refrigeration markets. ePlus and Lennox International each enjoyed a robust double-digit share price gain and TopBuild experienced a triple-digit share price gain during the reporting period, in each case because of stronger than expected operating results.
Which stocks detracted from the Fund’s performance during the annual period?
During the reporting period, among the stocks that detracted most from the Fund’s relative performance were positions in Exponent, an engineering and scientific consulting firm; Silgan Holdings, a sustainable packaging provider for consumer goods products; and Crocs, a casual footwear manufacturer. Each of these stocks posted a double-digit negative return, in each case because of weaker than expected operating results.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
Among the new Fund positions established during the reporting period were Federal Signal, a manufacturer and supplier of environmental solutions and safety & security systems for municipal, governmental, industrial and commercial customers; Badger Meter, a water metering and flow solutions company; and Emcor Group, a mechanical and electrical construction, industrial and energy infrastructure and building services firm. The qualities we seek in new investments include a favorable history of both earnings and stock price growth and strong recent operating performance.

Value Line Small Cap Opportunities Fund, Inc. (continued)

Conversely, among those positions eliminated from the Fund’s portfolio during the reporting period were Omnicell, a provider of an integrated suite of clinical infrastructure and workflow automation solutions for healthcare facilities; Everbridge, an enterprise software company that offers applications providing information about critical events to help with personal safety and business continuity; and Rapid7, a cybersecurity company. In each case, these positions were sold because we believed they were no longer delivering the consistent long-term earnings growth we seek.
Were there any notable changes in the Fund’s sector weightings during the 12-month period?
During the annual period, we shifted from overweight allocations within the Fund to rather neutral positions relative to the Russell 2000® Index in the consumer discretionary and materials sectors.
How was the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the Fund was overweighted relative to the Russell 2000® Index in the industrials and information technology sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials, communication services and utilities sectors and had a rather neutral exposure relative to the Russell 2000® Index in consumer staples, consumer discretionary and materials on the same date. The Fund had no exposure to the energy or real estate sectors on December 31, 2023.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
SPS Commerce, Inc.	104,500	$20,256,280	3.8%
RLI Corp.	131,900	17,558,528	3.3%
Comfort Systems USA, Inc.	75,100	15,445,817	2.9%
AAON, Inc.	208,500	15,401,895	2.9%
RBC Bearings, Inc.	52,500	14,956,725	2.8%
Exponent, Inc.	163,700	14,412,148	2.7%
ePlus, Inc.	177,100	14,139,664	2.7%
Churchill Downs, Inc.	102,272	13,799,561	2.6%
CACI International, Inc.	42,500	13,764,050	2.6%
Watts Water Technologies, Inc.	61,647	12,843,536	2.4%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Index*** (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index**
Value Line Small Cap Opportunities Fund, Inc.

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 yr	5 Yrs	10 Yrs
Investor Class
Value Line Small Cap Opportunities Fund, Inc.	22.00%	12.49%	9.61%
Russell 2000® Index***	16.93%	9.97%	7.16%
	1 yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Small Cap Opportunities Fund, Inc.	22.29%	12.77%		10.63%
Russell 2000® Index***	16.93%	9.97%		8.54%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 95.1%
CONSUMER DISCRETIONARY 10.4%
	APPAREL 1.3%
71,700	Crocs, Inc.(1)	$6,697,497
	AUTO PARTS & EQUIPMENT 0.4%
16,500	Visteon Corp.(1)	2,060,850
	ENGINEERING & CONSTRUCTION 1.7%
24,400	TopBuild Corp.(1)	9,131,944
	ENTERTAINMENT 2.6%
102,272	Churchill Downs, Inc.	13,799,561
	HOME BUILDERS 1.3%
20,800	Cavco Industries, Inc.(1)	7,209,696
	HOUSEHOLD PRODUCTS 0.5%
23,000	Helen of Troy Ltd.(1)	2,778,630
	LEISURE TIME 0.6%
42,700	Planet Fitness, Inc. Class A(1)	3,117,100
	RETAIL 2.0%
41,600	Texas Roadhouse, Inc.	5,084,768
21,800	Wingstop, Inc.	5,593,444
		10,678,212
		55,473,490
CONSUMER STAPLES 2.4%
	FOOD 2.4%
69,900	J & J Snack Foods Corp.	11,683,086
5,600	Lancaster Colony Corp.	931,784
		12,614,870
FINANCIALS 10.4%
	BANKS 2.0%
206,496	First Financial Bankshares, Inc.	6,256,829
38,900	Walker & Dunlop, Inc.	4,318,289
		10,575,118
	DIVERSIFIED FINANCIALS 1.4%
104,422	Stifel Financial Corp.	7,220,781
	INSURANCE 7.0%
44,400	Primerica, Inc.	9,135,744
131,900	RLI Corp.	17,558,528
108,193	Selective Insurance Group, Inc.	10,763,040
		37,457,312
		55,253,211
HEALTHCARE 8.2%
	COMMERCIAL SERVICES 0.6%
40,651	AMN Healthcare Services, Inc.(1)	3,043,947
	HEALTHCARE PRODUCTS 1.3%
22,700	CONMED Corp.	2,485,877
18,100	Penumbra, Inc.(1)	4,552,874
		7,038,751
	HEALTHCARE SERVICES 6.3%
19,000	Chemed Corp.	11,110,250
76,500	Ensign Group, Inc.	8,584,065
22,100	Medpace Holdings, Inc.(1)	6,774,313
Shares		Value
COMMON STOCKS 95.1% (continued)
HEALTHCARE 8.2% (continued)
	HEALTHCARE SERVICES 6.3% (continued)
77,800	US Physical Therapy, Inc.	$7,246,292
		33,714,920
		43,797,618
INDUSTRIALS 42.1%
	BUILDING MATERIALS 6.1%
208,500	AAON, Inc.	15,401,895
26,500	Lennox International, Inc.	11,859,280
64,000	Trex Co., Inc.(1)	5,298,560
		32,559,735
	COMMERCIAL SERVICES 4.2%
20,100	ASGN, Inc.(1)	1,933,017
48,500	FTI Consulting, Inc.(1)	9,658,775
31,400	Healthcare Services Group, Inc.(1)	325,618
33,200	Insperity, Inc.	3,891,704
55,400	TriNet Group, Inc.(1)	6,588,722
		22,397,836
	COMPUTERS 6.1%
42,500	CACI International, Inc. Class A(1)	13,764,050
397,500	ExlService Holdings, Inc.(1)	12,262,875
11,966	MAXIMUS, Inc.	1,003,469
44,900	Science Applications International Corp.	5,581,968
		32,612,362
	DISTRIBUTION/WHOLESALE 1.5%
50,000	SiteOne Landscape Supply, Inc.(1)	8,125,000
	ELECTRICAL EQUIPMENT 0.6%
31,200	EnerSys	3,149,952
	ELECTRONICS 2.4%
93,000	Woodward, Inc.	12,660,090
	ENGINEERING & CONSTRUCTION 7.3%
75,100	Comfort Systems USA, Inc.	15,445,817
42,600	EMCOR Group, Inc.	9,177,318
163,700	Exponent, Inc.	14,412,148
		39,035,283
	HAND/MACHINE TOOLS 1.9%
24,300	Franklin Electric Co., Inc.	2,348,595
45,100	MSA Safety, Inc.	7,614,233
		9,962,828
	MACHINERY - DIVERSIFIED 3.9%
23,300	Applied Industrial Technologies, Inc.	4,023,677
13,500	Kadant, Inc.	3,784,185
61,647	Watts Water Technologies, Inc. Class A	12,843,536
		20,651,398
	METAL FABRICATE/HARDWARE 2.8%
52,500	RBC Bearings, Inc.(1)	14,956,725
	MISCELLANEOUS MANUFACTURERS 3.4%
19,400	Carlisle Cos., Inc.	6,061,142
13,200	Enpro, Inc.	2,068,968
132,003	Federal Signal Corp.	10,129,910
		18,260,020
See Notes to Financial Statements.

December 31, 2023

Shares		Value
COMMON STOCKS 95.1% (continued)
INDUSTRIALS 42.1% (continued)
	RETAIL 0.4%
48,600	Rush Enterprises, Inc. Class A	$2,444,580
	TRANSPORTATION 1.2%
33,800	Landstar System, Inc.	6,545,370
	TRUCKING & LEASING 0.3%
11,500	GATX Corp.	1,382,530
		224,743,709
INFORMATION TECHNOLOGY 16.7%
	COMMERCIAL SERVICES 0.4%
36,600	Alarm.com Holdings, Inc.(1)	2,365,092
	COMPUTERS 2.4%
60,800	Crane NXT Co.	3,457,696
29,200	Insight Enterprises, Inc.(1)	5,173,948
21,700	Qualys, Inc.(1)	4,259,276
		12,890,920
	ELECTRICAL EQUIPMENT 0.5%
9,200	Littelfuse, Inc.	2,461,552
	ELECTRONICS 2.6%
76,100	Badger Meter, Inc.	11,747,557
21,400	TD SYNNEX Corp.	2,302,854
		14,050,411
	INTERNET 2.7%
177,100	ePlus, Inc.(1)	14,139,664
	MISCELLANEOUS MANUFACTURERS 2.2%
61,700	Fabrinet(1)	11,743,361
	SOFTWARE 5.9%
45,900	Five9, Inc.(1)	3,611,871
104,500	SPS Commerce, Inc.(1)	20,256,280
76,400	Workiva, Inc.(1)	7,756,892
		31,625,043
		89,276,043
Shares		Value
COMMON STOCKS 95.1% (continued)
MATERIALS 4.0%
	CHEMICALS 1.9%
30,300	Balchem Corp.	$4,507,125
26,700	Quaker Chemical Corp.	5,698,314
		10,205,439
	PACKAGING & CONTAINERS 2.1%
28,200	AptarGroup, Inc.	3,486,084
172,600	Silgan Holdings, Inc.	7,810,150
		11,296,234
		21,501,673
UTILITIES 0.9%
	WATER 0.9%
59,900	American States Water Co.	4,817,158
TOTAL COMMON STOCKS (Cost $263,723,384)		507,477,772
SHORT-TERM INVESTMENTS 4.7%
	MONEY MARKET FUNDS 4.7%
25,216,227	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(2)	25,216,227
TOTAL SHORT-TERM INVESTMENTS (Cost $25,216,227)		25,216,227
TOTAL INVESTMENTS IN SECURITIES 99.8% (Cost $288,939,611)		$532,693,999
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.2%		1,254,403
NET ASSETS 100.0%		$533,948,402

(1)	Non-income producing.
(2)	Rate reflects 7 day yield as of December 31, 2023.
The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$507,477,772	$—	$—	$507,477,772
Short-Term Investments	25,216,227	—	—	25,216,227
Total Investments in Securities	$532,693,999	$—	$—	$532,693,999

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 22.11% during the 12 months ended December 31, 2023. This compares to the 26.29% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period. The Fund's secondary benchmark, the S&P MidCap 400® Index, posted a return of 16.44% during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
While the Fund delivered strong double-digit absolute returns, it underperformed the S&P 500® Index on a relative basis during the 12-month reporting period primarily because mid-cap stocks materially lagged their large-cap counterparts during the reporting period, making the S&P 500® Index, a large-cap index, a difficult benchmark to outpace for this Fund.
Which equity market sectors most significantly affected Fund performance?
The Fund, given its mid-cap focus, did not own any of the mega-cap stocks that drove the strongest sector of the S&P 500® Index during the reporting period, namely information technology. Also detracting from the Fund’s relative results was its lack of exposure to communication services, which was the second-strongest sector in the S&P 500® Index during the annual period, and its underweighted allocation to consumer discretionary, the third-strongest sector in the S&P 500® Index during the annual period, each similarly driven by mega-cap companies. Weak individual stock selection in financials and having a position, albeit modest, in cash during an annual period when the S&P 500® Index rallied, further dampened the Fund’s relative results.
These detractors were partially offset by effective stock selection in the industrials and consumer staples sectors, which contributed positively. Having an underweighted allocation to consumer staples and having no holdings in energy and utilities—the three weakest sectors in the S&P 500® Index during the annual period—further boosted the Fund’s relative results.
Which stocks detracted from the Fund’s performance during the annual period?
During the annual period, the Fund’s relative results were hurt most by not having positions in the five biggest positive contributors to the S&P 500® Index—mega-cap information technology, communication services and consumer discretionary giants NVIDIA, Microsoft, Meta Platforms, Apple and Amazon.com, which each rebounded robustly from their heavy losses in 2022.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were Fair Isaac, also known as FICO, which provides credit scores, analytics software solutions and services, and risk management tools for businesses worldwide; TransDigm Group, a designer, producer and supplier of commercial and military aerospace components; and Lennox International, a provider of climate control products for the HVAC and refrigeration markets. Each of these three companies enjoyed a robust double-digit share price gain during the annual period because of stronger than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
New positions added to the Fund’s portfolio during the annual period included Monolithic Power Systems, which engages in the design, development, marketing and sale of semiconductor-based power electronics solutions for the computing and storage, automotive, industrial, communications and consumer markets; West Pharmaceutical Services, which manufactures and markets pharmaceuticals, biologics, vaccines and consumer healthcare products; and CDW, a provider of integrated information technology solutions. In our view, each has established a consistent history of strong earnings growth and stock price growth.

Value Line Mid Cap Focused Fund, Inc. (continued)

Conversely, we eliminated the Fund’s position in CooperCompanies, a medical device company, because we believed it was no longer delivering the consistent long-term growth we seek. This focused Fund ended the annual period with 37 holdings in its portfolio as compared to 34 at the start of the calendar year.
Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted during the annual period from having a rather neutral position relative to the S&P 500® Index in health care to an overweight position. We also shifted from having a rather neutral position relative to the S&P 500® Index in real estate to an underweight position.
How was the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the Fund was overweighted relative to the S&P 500® Index in the information technology, industrials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer discretionary, consumer staples, financials, materials and real estate sectors. On December 31, 2023, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Gartner, Inc.	141,700	$63,922,287	5.1%
CDW Corp.	276,100	62,763,052	5.0%
MSCI, Inc.	103,302	58,432,776	4.6%
Lennox International, Inc.	127,700	57,148,304	4.5%
Tyler Technologies, Inc.	136,041	56,881,463	4.5%
STERIS PLC	245,100	53,885,235	4.3%
Pool Corp.	134,961	53,810,300	4.2%
TransDigm Group, Inc.	51,300	51,895,080	4.1%
HEICO Corp.	285,293	51,030,359	4.1%
Fair Isaac Corp.	39,900	46,443,999	3.7%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index*** and the S&P MidCap 400® Index**** (the “Indices”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc., the S&P 500® Index and the S&P MidCap 400® Index**
Value Line Mid Cap Focused Fund, Inc.

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 Yr	5 Yrs	10 Yrs
Investor Class
Value Line Mid Cap Focused Fund, Inc.	22.11%	16.53%	12.76%
S&P 500® Index***	26.29%	15.69%	12.03%
S&P MidCap 400® Index****	16.44%	12.62%	9.27%
	1 Yr	5 Yrs		Since Inception 8/14/2017
Institutional Class
Value Line Mid Cap Focused Fund, Inc.	22.38%	16.83%		15.01%
S&P 500® Index***	26.29%	15.69%		13.04%
S&P MidCap 400® Index****	16.44%	12.62%		9.65%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.
****The S&P MidCap 400® Index is an unmanaged index that is representative of the mid-capitalization stocks traded in the
United States.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 94.9%
CONSUMER DISCRETIONARY 6.3%
	DISTRIBUTION/WHOLESALE 4.2%
134,961	Pool Corp.	$53,810,300
	ENTERTAINMENT 2.1%
194,490	Churchill Downs, Inc.	26,242,536
		80,052,836
CONSUMER STAPLES 0.8%
	FOOD 0.8%
59,800	J & J Snack Foods Corp.	9,994,972
FINANCIALS 12.3%
	INSURANCE 6.4%
304,392	American Financial Group, Inc.	36,189,165
637,004	W R Berkley Corp.	45,048,923
		81,238,088
	SOFTWARE 5.9%
32,800	Fiserv, Inc.(1)	4,357,152
66,708	Jack Henry & Associates, Inc.	10,900,754
103,302	MSCI, Inc.	58,432,776
		73,690,682
		154,928,770
HEALTHCARE 17.5%
	ELECTRONICS 1.4%
14,100	Mettler-Toledo International, Inc.(1)	17,102,736
	HEALTHCARE PRODUCTS 10.3%
55,900	IDEXX Laboratories, Inc.(1)	31,027,295
245,100	STERIS PLC	53,885,235
128,616	West Pharmaceutical Services, Inc.	45,288,266
		130,200,796
	HEALTHCARE SERVICES 5.8%
61,900	Chemed Corp.	36,196,025
13,800	ICON PLC(1)	3,906,366
145,000	IQVIA Holdings, Inc.(1)	33,550,100
		73,652,491
		220,956,023
INDUSTRIALS 20.8%
	AEROSPACE/DEFENSE 8.2%
285,293	HEICO Corp.	51,030,359
51,300	TransDigm Group, Inc.	51,895,080
		102,925,439
	BUILDING MATERIALS 4.5%
127,700	Lennox International, Inc.	57,148,304
	COMMERCIAL SERVICES 3.5%
57,193	Cintas Corp.	34,467,933
231,049	Rollins, Inc.	10,089,910
		44,557,843
	ENGINEERING & CONSTRUCTION 1.2%
166,400	Exponent, Inc.	14,649,856
	ENVIRONMENTAL CONTROL 3.4%
289,506	Waste Connections, Inc.	43,214,561
		262,496,003
Shares		Value
COMMON STOCKS 94.9% (continued)
INFORMATION TECHNOLOGY 35.2%
	COMMERCIAL SERVICES 5.1%
141,700	Gartner, Inc.(1)	$63,922,287
	COMPUTERS 2.9%
199,510	CGI, Inc.(1)	21,389,467
53,360	EPAM Systems, Inc.(1)	15,866,062
		37,255,529
	INTERNET 5.0%
276,100	CDW Corp.	62,763,052
	MISCELLANEOUS MANUFACTURERS 2.5%
72,200	Teledyne Technologies, Inc.(1)	32,222,138
	SEMICONDUCTORS 3.5%
69,311	Monolithic Power Systems, Inc.	43,719,993
	SOFTWARE 13.6%
45,400	ANSYS, Inc.(1)	16,474,752
149,600	Cadence Design Systems, Inc.(1)	40,746,552
39,900	Fair Isaac Corp.(1)	46,443,999
19,400	Roper Technologies, Inc.	10,576,298
136,041	Tyler Technologies, Inc.(1)	56,881,463
		171,123,064
	TELECOMMUNICATIONS 2.6%
67,000	Motorola Solutions, Inc.	20,977,030
61,800	Nice Ltd. ADR(1)(2)	12,329,718
		33,306,748
		444,312,811
MATERIALS 1.0%
	PACKAGING & CONTAINERS 1.0%
100,700	AptarGroup, Inc.	12,448,534
REAL ESTATE 1.0%
	REITS 1.0%
172,300	Equity Lifestyle Properties, Inc. REIT	12,154,042
TOTAL COMMON STOCKS (Cost $871,263,668)		1,197,343,991
SHORT-TERM INVESTMENTS 4.5%
	MONEY MARKET FUNDS 4.5%
57,506,174	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(3)	57,506,174
TOTAL SHORT-TERM INVESTMENTS (Cost $57,506,174)		57,506,174
TOTAL INVESTMENTS IN SECURITIES 99.4% (Cost $928,769,842)		$1,254,850,165
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.6%		7,014,224
NET ASSETS 100.0%		$1,261,864,389

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of December 31, 2023, the market value of the securities on loan was $10,919,581.
(3)	Rate reflects 7 day yield as of December 31, 2023.

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.
See Notes to Financial Statements.

December 31, 2023

The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,197,343,991	$—	$—	$1,197,343,991
Short-Term Investments	57,506,174	—	—	57,506,174
Total Investments in Securities	$1,254,850,165	$—	$—	$1,254,850,165

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 31.11% during the 12 months ended December 31, 2023. This compares to the 26.29% return of the Fund’s benchmark, the S&P 500® Index, during the annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed the S&P 500® Index during the 12-month reporting period, driven primarily by effective stock selection overall. Additionally, growth-oriented stocks significantly outpaced value-oriented stocks in the large-cap segment of the U.S. equity market during the annual period. As the Fund leans more toward growth, this equity style trend contributed positively to its relative results.
Which equity market sectors most significantly affected Fund performance?
The Fund was helped most during the annual period by effective stock selection in the consumer staples sector, where it held only one stock, which was by far the strongest stock in this weak S&P 500® Index sector—namely, Costco, whose shares generated a robust double-digit gain during the annual period. Effective stock selection in the industrials sector also added significant value. Having no holdings in the two weakest sectors in the S&P 500® Index during the annual period—energy and utilities—further boosted the Fund’s relative results.
On the other hand, detracting from the Fund’s relative results was its lack of exposure to communication services and consumer discretionary, which were the second- and third-strongest sectors in the S&P 500® Index, respectively, during the annual period. Having a position in cash, albeit modest, during an annual period when the S&P 500® Index rallied further dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the Fund’s relative results were Salesforce, a cloud-based customer relationship management software company; TransDigm Group, a designer, producer and supplier of commercial and military aerospace components; and ServiceNow, an enterprise information technology management software provider. Each of these companies enjoyed a healthy double-digit share price gain during the annual period, each helped by stronger than expected operating performance.
Which stocks detracted from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by not having positions in the five biggest positive contributors to the S&P 500® Index—mega-cap information technology, communication services and consumer discretionary giants NVIDIA, Microsoft, Meta Platforms, Apple and Amazon.com, which each rebounded robustly from their heavy losses in 2022.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, new Fund positions established included Zoetis, an animal health company; Motorola Solutions, a data communications and telecommunications equipment provider; and Trane Technologies, a manufacturing company focused on HVAC and refrigeration systems. In our view, each of these companies continues to deliver consistent, attractive long-term growth in both earnings and stock price.

Value Line Select Growth Fund, Inc. (continued)

Conversely, we eliminated the Fund’s position in three mid-cap stocks—namely, Teledyne Technologies, which provides enabling technologies for industrial growth markets; Mettler-Toledo International, which provides analytical instruments for use in life sciences, reaction engineering and real-time analytic systems as well as inspection systems used in production and packaging in food, pharmaceutical, chemicals and other industries; and Ansys, which develops and markets engineering simulation software and services—as we continued to maintain the Fund’s focus on large-cap investing.
The Fund had 29 holdings in its portfolio as of December 31, 2023, as compared to 28 at the start of the annual period.
Were there any notable changes in the Fund’s weightings during the 12-month period?
There were no notable changes in the Fund’s weightings during the 12-month period ended December 31, 2023.
How was the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology, health care and financials sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer staples and materials sectors. The Fund had no allocations to the consumer discretionary, real estate, communication services, energy or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Cintas Corp.	52,177	$31,444,991	7.5%
TransDigm Group, Inc.	24,957	25,246,501	6.1%
Accenture PLC	70,200	24,633,882	5.9%
Costco Wholesale Corp.	33,800	22,310,704	5.4%
Roper Technologies, Inc.	38,069	20,754,076	5.0%
S&P Global, Inc.	41,573	18,313,738	4.4%
MasterCard, Inc.	42,100	17,956,071	4.3%
Union Pacific Corp.	72,800	17,881,136	4.3%
ServiceNow, Inc.	23,639	16,700,717	4.0%
Cadence Design Systems, Inc.	59,000	16,069,830	3.8%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

The following graph compares the performance of the Value Line Select Growth Fund, Inc. to that of the S&P 500® Index*** (the “Index”). The Value Line Select Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Select Growth Fund, Inc. and the S&P 500® Index**
Value Line Select Growth Fund, Inc.

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 Yr		5 Yrs	10 Yrs
Investor Class
Value Line Select Growth Fund, Inc.	31.11%		16.78%	11.92%
S&P 500® Index***	26.29%		15.69%	12.03%
	1 Yr	3 Yrs			Since Inception 5/1/2020
Institutional Class
Value Line Select Growth Fund, Inc.	31.41%	9.17%			15.81%
S&P 500® Index***	26.29%	10.00%			15.93%
**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the
United States.

Value Line Select Growth Fund, Inc.
Schedule of Investments
December 31, 2023

Shares		Value
COMMON STOCKS 97.2%
CONSUMER STAPLES 5.4%
	RETAIL 5.4%
33,800	Costco Wholesale Corp.	$22,310,704
FINANCIALS 18.1%
	COMMERCIAL SERVICES 4.4%
41,573	S&P Global, Inc.	18,313,738
	DIVERSIFIED FINANCIALS 7.9%
116,889	Intercontinental Exchange, Inc.	15,012,054
42,100	MasterCard, Inc. Class A	17,956,071
		32,968,125
	INSURANCE 5.3%
18,000	Aon PLC Class A	5,238,360
12,400	Arthur J Gallagher & Co.	2,788,512
74,700	Marsh & McLennan Cos., Inc.	14,153,409
		22,180,281
	SOFTWARE 0.5%
4,000	MSCI, Inc.	2,262,600
		75,724,744
HEALTHCARE 15.8%
	HEALTHCARE PRODUCTS 13.3%
54,600	Danaher Corp.	12,631,164
23,400	IDEXX Laboratories, Inc.(1)	12,988,170
47,673	Stryker Corp.	14,276,157
29,400	Thermo Fisher Scientific, Inc.	15,605,226
		55,500,717
	PHARMACEUTICALS 2.5%
53,000	Zoetis, Inc.	10,460,610
		65,961,327
INDUSTRIALS 24.1%
	AEROSPACE/DEFENSE 6.1%
24,957	TransDigm Group, Inc.	25,246,501
	BUILDING MATERIALS 1.1%
19,000	Trane Technologies PLC	4,634,100
	COMMERCIAL SERVICES 7.5%
52,177	Cintas Corp.	31,444,991
	ENVIRONMENTAL CONTROL 5.1%
81,800	Republic Services, Inc.	13,489,638
51,700	Waste Connections, Inc.	7,717,259
		21,206,897
Shares		Value
COMMON STOCKS 97.2% (continued)
INDUSTRIALS 24.1% (continued)
	TRANSPORTATION 4.3%
72,800	Union Pacific Corp.	$17,881,136
		100,413,625
INFORMATION TECHNOLOGY 33.0%
	COMPUTERS 5.9%
70,200	Accenture PLC Class A	24,633,882
	SOFTWARE 24.3%
18,000	Adobe, Inc.(1)	10,738,800
59,000	Cadence Design Systems, Inc.(1)	16,069,830
25,700	Intuit, Inc.	16,063,271
38,069	Roper Technologies, Inc.	20,754,076
44,400	Salesforce, Inc.(1)	11,683,416
23,639	ServiceNow, Inc.(1)	16,700,717
18,800	Synopsys, Inc.(1)	9,680,308
		101,690,418
	TELECOMMUNICATIONS 2.8%
37,000	Motorola Solutions, Inc.	11,584,330
		137,908,630
MATERIALS 0.8%
	CHEMICALS 0.8%
17,100	Ecolab, Inc.	3,391,785
TOTAL COMMON STOCKS (Cost $187,190,118)		405,710,815
SHORT-TERM INVESTMENTS 2.8%
	MONEY MARKET FUNDS 2.8%
11,721,590	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(2)	11,721,590
TOTAL SHORT-TERM INVESTMENTS (Cost $11,721,590)		11,721,590
TOTAL INVESTMENTS IN SECURITIES 100.0% (Cost $198,911,708)		$417,432,405
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%		101,817
NET ASSETS 100.0%		$417,534,222

(1)	Non-income producing.
(2)	Rate reflects 7 day yield as of December 31, 2023.
The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$405,710,815	$—	$—	$405,710,815
Short-Term Investments	11,721,590	—	—	11,721,590
Total Investments in Securities	$417,432,405	$—	$—	$417,432,405

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 59.06% during the 12 months ended December 31, 2023. This compares to the 26.29% return of the Fund’s benchmark, the S&P 500® Index, during the annual period. The Fund’s secondary benchmark, the Russell 1000® Growth Index, posted a return of 42.68% during the annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed the S&P 500® Index on a relative basis during the 12-month reporting period, attributable primarily to stock selection. Sector allocation overall also contributed positively. Further, the Fund was helped by its focus on growth companies. Growth-oriented stocks significantly outperformed value-oriented stocks during the annual period. The Fund’s strength was broad-based, but having positions in the “Magnificent Seven,” a group of seven mega-cap stocks in the S&P 500® Index that drove equity performance for much of the year, also helped.
Which equity market sectors most significantly affected Fund performance?
Stock selection in information technology, industrials and communication services contributed most positively to the Fund’s relative results. Having overweighted allocations to information technology and communication services, which were the top two performing sectors in the S&P 500® Index during the annual period, and an underweighted allocation to industrials, which lagged the S&P 500® Index during the annual period, also helped. There were no sectors that detracted from the Fund’s performance during the annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most positively to the Fund’s relative results were Uber Technologies, Meta Platforms and NVIDIA.
Which stocks detracted from the Fund’s performance during the annual period?
During the annual period, stocks that detracted from the Fund’s performance were Revance Therapeutics, Match Group and an underweight position in Apple.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
We focused more during this annual period on adding to existing positions that we felt offered compelling longer-term appreciation and return potential for the Fund and selling positions that we no longer had the same level of conviction in for a variety of reasons. Among those Fund positions sold were Splunk, Estee Lauder and The Disney Company. Splunk was sold after the firm announced it was being acquired by Cisco Systems. Estee Lauder and The Disney Company were sold as their sales and earnings reports were weaker than expected. All told, the Fund shifted from 46 equity holdings at the start of the annual period to 36 as of year-end 2023.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the annual period, the Fund’s weightings in the communication services, consumer discretionary, health care and industrials sectors increased, and its weightings in the energy, financials and information technology sectors decreased, in each case relative to the S&P 500® Index. We eliminated the Fund’s exposure to the consumer staples sector during the annual period.

Value Line Larger Companies Focused Fund, Inc. (continued)

How was the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the Fund was overweighted relative to the S&P 500® Index in the communication services, consumer discretionary, health care and information technology sectors. The Fund was underweighted relative to the S&P 500® Index in the energy, financials and industrials sectors on the same date. The Fund had no exposure to the consumer staples, utilities, materials and real estate sectors at the end of December 2023.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, we remained cautiously optimistic that the growth companies the Fund owns will be able to navigate better than most companies in an economic slowdown or mild recession should it occur, as the Fund’s growth-oriented holdings tend to perform well during spans of slower economic growth and in lower interest rate environments. Still, we continue to believe innovative and quality larger-cap growth companies  with scale, pricing power, healthy balance sheets, strong management teams and above-average sales and earnings growth prospects are likely to outperform the S&P 500® Index over longer periods of time. Regardless of market conditions, we remain committed to our focus on longer-term growth investing as a compelling way to create long-term growth of capital for investors.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Uber Technologies, Inc.	355,000	$21,857,350	7.0%
NVIDIA Corp.	35,000	17,332,700	5.5%
Meta Platforms, Inc.	47,000	16,636,120	5.3%
Amazon.com, Inc.	97,000	14,738,180	4.7%
Alphabet, Inc.	95,000	13,270,550	4.2%
Advanced Micro Devices, Inc.	90,000	13,266,900	4.2%
Salesforce, Inc.	48,000	12,630,720	4.0%
Exact Sciences Corp.	170,000	12,576,600	4.0%
Microsoft Corp.	32,500	12,221,300	3.9%
Booking Holdings, Inc.	3,000	10,641,660	3.4%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index*** and the Russell 1000® Growth Index**** (the “Indices”). The Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc., the S&P 500® Index and the Russell 1000® Growth Index**
Value Line Larger Companies Focused Fund, Inc.

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 Yr	5 Yrs	10 Yrs
Investor Class
Value Line Larger Companies Focused Fund, Inc.	59.06%	12.87%	11.89%
S&P 500® Index***	26.29%	15.69%	12.03%
Russell 1000® Growth Index****	42.68%	19.50%	14.86%
	1 Yr	5 Yrs		Since Inception 11/1/2015
Institutional Class
Value Line Larger Companies Focused Fund, Inc.	59.52%	13.14%		11.95%
S&P 500® Index***	26.29%	15.69%		12.77%
Russell 1000® Growth Index****	42.68%	19.50%		15.77%

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.
****The Russell 1000® Growth Index is an unmanaged index that is representative of the 1,000 top companies by market capitalization in the United States.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 99.1%
COMMUNICATION SERVICES 17.7%
	INTERNET 17.7%
95,000	Alphabet, Inc. Class A(1)	$13,270,550
220,000	Match Group, Inc.(1)	8,030,000
47,000	Meta Platforms, Inc. Class A(1)	16,636,120
16,000	Netflix, Inc.(1)	7,790,080
50,000	Roku, Inc.(1)	4,583,000
310,000	Snap, Inc. Class A(1)	5,248,300
		55,558,050
CONSUMER DISCRETIONARY 17.2%
	AUTO MANUFACTURERS 4.7%
350,000	Rivian Automotive, Inc. Class A(1)(2)	8,211,000
26,000	Tesla, Inc.(1)	6,460,480
		14,671,480
	ENTERTAINMENT 1.6%
145,000	DraftKings, Inc. Class A(1)	5,111,250
	INTERNET 9.3%
48,000	Alibaba Group Holding Ltd. ADR	3,720,480
97,000	Amazon.com, Inc.(1)	14,738,180
3,000	Booking Holdings, Inc.(1)	10,641,660
		29,100,320
	RETAIL 1.6%
10,000	Lululemon Athletica, Inc.(1)	5,112,900
		53,995,950
ENERGY 1.7%
	OIL & GAS 1.7%
35,000	Diamondback Energy, Inc.	5,427,800
FINANCIALS 6.2%
	COMMERCIAL SERVICES 1.3%
65,000	PayPal Holdings, Inc.(1)	3,991,650
	DIVERSIFIED FINANCIALS 3.3%
40,000	Visa, Inc. Class A	10,414,000
	INTERNET 1.6%
400,000	Robinhood Markets, Inc. Class A(1)	5,096,000
		19,501,650
HEALTHCARE 15.5%
	BIOTECHNOLOGY 8.1%
70,000	BioMarin Pharmaceutical, Inc.(1)	6,749,400
370,000	Exelixis, Inc.(1)	8,876,300
24,000	Vertex Pharmaceuticals, Inc.(1)	9,765,360
		25,391,060
	HEALTHCARE PRODUCTS 4.0%
170,000	Exact Sciences Corp.(1)	12,576,600
	PHARMACEUTICALS 3.4%
65,000	DexCom, Inc.(1)	8,065,850
290,000	Revance Therapeutics, Inc.(1)(2)	2,549,100
		10,614,950
		48,582,610
INDUSTRIALS 7.0%
	INTERNET 7.0%
355,000	Uber Technologies, Inc.(1)	21,857,350
Shares		Value
COMMON STOCKS 99.1% (continued)
INFORMATION TECHNOLOGY 33.8%
	COMPUTERS 4.8%
23,000	Apple, Inc.	$4,428,190
41,000	Crowdstrike Holdings, Inc. Class A(1)	10,468,120
		14,896,310
	INTERNET 3.5%
65,000	Okta, Inc.(1)	5,884,450
67,000	Shopify, Inc. Class A(1)	5,219,300
		11,103,750
	SEMICONDUCTORS 9.7%
90,000	Advanced Micro Devices, Inc.(1)	13,266,900
35,000	NVIDIA Corp.	17,332,700
		30,599,600
	SOFTWARE 15.8%
6,700	Intuit, Inc.	4,187,701
32,500	Microsoft Corp.	12,221,300
48,000	Salesforce, Inc.(1)	12,630,720
12,700	ServiceNow, Inc.(1)	8,972,423
55,000	Twilio, Inc. Class A(1)	4,172,850
27,000	Workday, Inc. Class A(1)	7,453,620
		49,638,614
		106,238,274
TOTAL COMMON STOCKS (Cost $197,623,058)		311,161,684
SHORT-TERM INVESTMENTS 2.0%
	MONEY MARKET FUNDS 2.0%
5,839,456	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(3)	5,839,456
535,925	State Street Navigator Securities Lending Government Money Market Portfolio(4)	535,925
		6,375,381
TOTAL SHORT-TERM INVESTMENTS (Cost $6,375,381)		6,375,381
TOTAL INVESTMENTS IN SECURITIES 101.1% (Cost $203,998,439)		$317,537,065
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.1)%		(3,438,433)
NET ASSETS 100.0%		$314,098,632

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of December 31, 2023, the market value of the securities on loan was $9,527,742.
(3)	Rate reflects 7 day yield as of December 31, 2023.
(4)
Securities with an aggregate market value of $9,527,742
were out on loan in exchange for collateral including
$535,925 of cash collateral as of December 31, 2023.
The collateral was invested in a cash collateral
reinvestment vehicle.

ADR	American Depositary Receipt.
See Notes to Financial Statements.

December 31, 2023

The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$311,161,684	$—	$—	$311,161,684
Short-Term Investments	6,375,381	—	—	6,375,381
Total Investments in Securities	$317,537,065	$—	$—	$317,537,065

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Fund portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 21.39% during the 12 months ended December 31, 2023. This compares to the 17.98% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same reporting period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund’s relative outperformance of its blended benchmark is attributable primarily to its asset allocation, as the Fund was overweight the strong equity market and underweight the less strong bond market during the annual period. The 26.29% return of the S&P 500® Index significantly outpaced the 5.53% return of the Bloomberg Index during the reporting period.
During the reporting period, the Fund’s equity portfolio outperformed the S&P 500® Index, driven by favorable sector allocation and stock selection decisions overall. Additionally, growth-oriented stocks significantly outpaced value-oriented stocks in the large-cap segment of the U.S. equity market during the annual period. As the equity portion of the Fund leans more toward growth, this equity style trend contributed positively to its relative results. The Fund’s fixed income portfolio lagged the Bloomberg Index during the annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund outperformed its benchmark, the S&P 500® Index, on a relative basis, helped most during the annual period by effective stock selection in the industrials, consumer staples and health care sectors. Having no holdings in energy and an underweighted exposure to utilities—the two weakest sectors in the S&P 500® Index during the annual period—further boosted the equity portion of the Fund’s relative results.
Only partially offsetting these positive contributors was the detracting effect of its underweighted exposure to communication services and consumer discretionary, which were the second- and third-strongest sectors in the S&P 500® Index, respectively, during the annual period. Having an overweighted allocation to the financials sector, which lagged the S&P 500® Index during the annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most positively to the equity portion of the Fund’s relative results were Fair Isaac, also known as FICO, which provides credit scores, analytics software solutions and services, and risk management tools for businesses worldwide; TransDigm Group, a designer, producer and supplier of commercial and military aerospace components; and Cadence Design Systems, an electronic design automation software and engineering services company. Each of these companies enjoyed a healthy double-digit share price gain during the annual period, each helped by better than expected operating performance.
Which stocks detracted from the Fund’s performance during the reporting period?
During the annual period, the equity portion of the Fund was hurt most by not having positions in the five biggest positive contributors to the S&P 500® Index—mega-cap information technology, communication services and consumer discretionary giants NVIDIA, Microsoft, Meta Platforms, Apple and Amazon.com, which each rebounded robustly from their heavy losses in 2022.
Did the equity portion of the Fund make any significant purchases or sales?
During the reporting period, one new name was added to the equity portion of the Fund—animal health company Zoetis, which, in our view, has a solid long-term history of consistent gains in earnings and stock price.

Value Line Asset Allocation Fund, Inc. (continued)

Conversely, among those names sold from the equity portion of the Fund during the reporting period were Equity Lifestyle Properties, a real estate investment trust focused on manufactured home communities, RV resorts and campgrounds; NextEra Energy, a sustainable energy generation and distribution services provider; and Danaher, a manufacturer of professional, medical, industrial and commercial products. We believed each had become less consistent in delivering long-term gains in earnings and stock price.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the 12-month reporting period?
There were no notable changes in the equity portion of the Fund’s sector weightings during the 12-month reporting period.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the equity portion of the Fund was overweighted relative to the S&P 500® Index in information technology, industrials and financials and was underweighted relative to the S&P 500® Index in the consumer staples, consumer discretionary, materials, health care, real estate and utilities sectors. The equity portion of the Fund had no exposure to the energy or communication services sectors on December 31, 2023.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
The fixed income portion of the Fund generally held a duration stance modestly shorter than that of the Bloomberg Index during the annual period, which detracted from its relative performance. Virtually all fixed income sectors posted positive returns for the annual period despite the Federal Reserve’s (Fed) rate hikes, with returns bettering the further out the bond was on the yield curve, or spectrum of maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates.
Similarly, yield curve positioning overall detracted from relative performance. The fixed income portion of the Fund was positioned with an underweight to long-dated bonds, i.e., those with maturities of 30 years, which generated the strongest returns, and an overweight to intermediate-maturity bonds.
Which fixed income market segments most significantly affected Fund performance?
During the annual period, issue selection within the corporate bond sector detracted most. More specifically, the fixed income portion of the Fund’s focus on the intermediate-term segment of the corporate yield curve hurt, as bonds with longer-term maturities were the best performers during the annual period. Further, the regional bank failures in early 2023 led to significant spread widening in bank and finance-related bonds. While most corporate bonds in the Fund’s portfolio generated positive returns for the annual period, some bonds of regional banks held in the Fund came under significant stress. Conversely, having an overweighted allocation to corporate bonds, particularly BBB-rated bonds, contributed positively to the fixed income portion of the Fund’s relative performance. BBB-rated corporate bonds significantly outperformed higher-rated counterparts during the annual period. Having an underweighted allocation to and effective security selection among U.S. Treasuries, with an emphasis on longer-duration securities, also helped.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the 12-month reporting period?
As the Fed appeared to be close to the end of its tightening cycle, with a pivot to cutting interest rates some time in 2024, we extended the fixed income portion of the Fund’s duration compared to that of the Bloomberg Index, shifting from a short duration stance to end the year neutral to slightly longer than that of the benchmark. This was implemented primarily by adding U.S. Treasuries with maturities of 10 years and longer and reducing positions in U.S. Treasuries with maturities of less than two years. We also reduced the fixed income portion of the Fund’s exposure to high yield corporate bonds given the significant spread tightening and performance of this sector in 2023. We added mortgage-backed securities to the portfolio.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds, especially BBB-rated bonds, and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The Fund was neutrally positioned to the Bloomberg Index in securitized assets overall. The Fund also maintained exposure to high yield corporate bonds and to taxable municipal bonds, each not a component of the Bloomberg Index.

Value Line Asset Allocation Fund, Inc. (continued)

How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
At the end of December 2023, the Fund had a weighting of approximately 64% in stocks, 33% in fixed income securities and 3% in cash equivalents. This compares to Fund weights of approximately 67% in stocks, 30% in fixed income securities and 3% in cash equivalents at the end of December 2022. Throughout the annual period, we sought to take advantage of short-term market swings to buy and sell stocks and bonds. For example, late in the annual period, we shifted some assets from stocks to bonds in view of the strong rally in stocks and weakness in bonds. One input to the Fund’s allocation decisions is the proprietary Value Line stock market model, which incorporates variables such as interest rates and stock market price levels.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. Unlike the typical fund in its peer group, the equity portion of the Fund held none of the 25 largest global companies by market capitalization as of December 31, 2023. The equity portion of the Fund favors mid-cap companies and the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor any significant changes in the pace of U.S. and global economic growth, any shifts in the Fed’s monetary policy or in its outlook, the path of the Russia/Ukraine and Israel/Hamas wars, and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Cintas Corp.	71,900	$43,331,254	4.6%
TransDigm Group, Inc.	38,400	38,845,440	4.1%
Roper Technologies, Inc.	59,100	32,219,547	3.4%
Republic Services, Inc.	192,627	31,766,119	3.3%
Fair Isaac Corp.	24,900	28,983,849	3.1%
Adobe, Inc.	42,800	25,534,480	2.7%
W R Berkley Corp.	332,256	23,497,144	2.5%
Intercontinental Exchange, Inc.	180,944	23,238,638	2.5%
Union Pacific Corp.	91,300	22,425,106	2.4%
S&P Global, Inc.	50,119	22,078,422	2.3%

Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*

Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*	Excludes short-term investments, if any.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the S&P 500® Index**** and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index***, (the “Indexes”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**
Value Line Asset Allocation Fund, Inc.

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 yr	5 Yrs	10 Yrs
Investor Class
Value Line Asset Allocation Fund, Inc.	21.39%	10.60%	8.30%
S&P 500® Index***	26.29%	15.69%	12.03%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond****	17.98%	9.85%	7.94%
	1 yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Asset Allocation Fund, Inc.	21.68%	10.87%		9.27%
S&P 500® Index***	26.29%	15.69%		12.77%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond****	17.98%	9.85%		8.20%

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500®Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.
****The 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), Asset Backed Securities (ABS), and
Commercial Mortgage Backed Securities (CMBS).

Value Line Asset Allocation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 63.1%
CONSUMER DISCRETIONARY 1.5%
	DISTRIBUTION/WHOLESALE 1.5%
34,800	Pool Corp.	$13,875,108
CONSUMER STAPLES 2.1%
	RETAIL 2.1%
30,000	Costco Wholesale Corp.	19,802,400
FINANCIALS 11.9%
	COMMERCIAL SERVICES 2.3%
50,119	S&P Global, Inc.	22,078,422
	DIVERSIFIED FINANCIALS 2.5%
180,944	Intercontinental Exchange, Inc.	23,238,638
	INSURANCE 7.1%
70,100	American Financial Group, Inc.	8,334,189
51,700	Aon PLC Class A	15,045,734
57,300	Marsh & McLennan Cos., Inc.	10,856,631
75,100	RLI Corp.	9,997,312
332,256	W R Berkley Corp.	23,497,144
		67,731,010
		113,048,070
HEALTHCARE 6.5%
	HEALTHCARE PRODUCTS 3.9%
26,812	IDEXX Laboratories, Inc.(1)	14,882,001
72,371	Stryker Corp.	21,672,220
		36,554,221
	HEALTHCARE SERVICES 1.4%
22,699	Chemed Corp.	13,273,240
	PHARMACEUTICALS 1.2%
60,000	Zoetis, Inc.	11,842,200
		61,669,661
INDUSTRIALS 15.2%
	AEROSPACE/DEFENSE 4.1%
38,400	TransDigm Group, Inc.	38,845,440
	BUILDING MATERIALS 0.4%
9,500	Lennox International, Inc.	4,251,440
	COMMERCIAL SERVICES 4.6%
71,900	Cintas Corp.	43,331,254
	ENGINEERING & CONSTRUCTION 0.4%
39,300	Exponent, Inc.	3,459,972
	ENVIRONMENTAL CONTROL 3.3%
192,627	Republic Services, Inc.	31,766,119
	TRANSPORTATION 2.4%
91,300	Union Pacific Corp.	22,425,106
		144,079,331
INFORMATION TECHNOLOGY 25.9%
	COMMERCIAL SERVICES 1.7%
36,000	Gartner, Inc.(1)	16,239,960
	COMPUTERS 3.9%
43,751	Accenture PLC Class A	15,352,663
146,900	CGI, Inc.(1)	15,749,149
21,800	EPAM Systems, Inc.(1)	6,482,012
		37,583,824
Shares		Value
COMMON STOCKS 63.1% (continued)
INFORMATION TECHNOLOGY 25.9% (continued)
	SOFTWARE 18.9%
42,800	Adobe, Inc.(1)	$25,534,480
72,700	Cadence Design Systems, Inc.(1)	19,801,299
24,900	Fair Isaac Corp.(1)	28,983,849
24,810	Intuit, Inc.	15,506,994
59,100	Roper Technologies, Inc.	32,219,547
30,525	ServiceNow, Inc.(1)	21,565,607
25,800	Synopsys, Inc.(1)	13,284,678
52,737	Tyler Technologies, Inc.(1)	22,050,395
		178,946,849
	TELECOMMUNICATIONS 1.4%
42,100	Motorola Solutions, Inc.	13,181,089
		245,951,722
TOTAL COMMON STOCKS (Cost $317,386,655)		598,426,292

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS 0.7%
$ 2,038,457	FHLMC, Series 2023-DNA1, Class M1A, REMIC, (SOFR30A + 2.10%), 7.44%, 3/25/43(2)(3)	2,070,761
2,025,354	FNMA, Series 2023-R02, Class 1M1, (SOFR30A + 2.30%), 7.64%, 1/25/43(2)(3)	2,073,435
2,098,885	FNMA, Series 2023-R04, Class 1M1, (SOFR30A + 2.30%), 7.64%, 5/25/43(2)(3)	2,143,041
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,182,409)		6,287,237
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.6%
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,190,622
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,525,335
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	729,986
1,609,233	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A1, 3.34%, 10/25/28	1,560,256
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(2)(3)	225,714
107,466	GNMA, Series 2013-12, Class B, 2.07%, 11/16/52(3)	99,624
1,000,000	Morgan Stanley Capital I Trust, Series 2021-L7, Class A4, 2.32%, 10/15/54	828,762
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,917,947)		6,160,299
CORPORATE BONDS & NOTES 11.4%
BASIC MATERIALS 0.2%
	IRON/STEEL 0.1%
1,250,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	1,126,244
See Notes to Financial Statements.

December 31, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 11.4% (continued)
BASIC MATERIALS 0.2% (continued)
	MINING 0.1%
$ 1,265,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30	$1,236,179
		2,362,423
COMMUNICATIONS 1.1%
	INTERNET 0.3%
1,350,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(4)	1,237,554
1,300,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	1,317,384
		2,554,938
	MEDIA 0.2%
1,200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	1,188,592
1,200,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	1,183,285
		2,371,877
	TELECOMMUNICATIONS 0.6%
1,240,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	1,010,626
1,200,000	Bell Canada Co. (The), 5.10%, 5/11/33(4)	1,231,354
1,200,000	Cisco Systems, Inc., 5.50%, 1/15/40	1,277,387
1,275,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	1,165,592
1,250,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	1,036,837
		5,721,796
		10,648,611
CONSUMER, CYCLICAL 1.4%
	AUTO MANUFACTURERS 0.4%
1,275,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	1,063,266
1,325,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	1,267,908
1,250,000	General Motors Financial Co., Inc., 5.80%, 1/7/29	1,279,202
		3,610,376
	HOME BUILDERS 0.1%
1,293,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(4)	1,299,217
	LODGING 0.3%
1,250,000	Hyatt Hotels Corp., Senior Unsecured Notes, 1.80%, 10/1/24	1,212,801
1,250,000	Marriott International, Inc., 4.90%, 4/15/29	1,258,124
		2,470,925
	RETAIL 0.6%
1,250,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	1,213,556
1,225,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	1,023,304
Principal Amount		Value
CORPORATE BONDS & NOTES 11.4% (continued)
CONSUMER, CYCLICAL 1.4% (continued)
	RETAIL 0.6% (continued)
$ 1,300,000	McDonald's Corp., Senior Unsecured Notes, 4.60%, 9/9/32(4)	$1,312,418
1,250,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	1,204,705
1,200,000	TJX Cos., Inc. (The), 2.25%, 9/15/26(4)	1,133,384
		5,887,367
		13,267,885
CONSUMER, NON-CYCLICAL 2.5%
	BEVERAGES 0.5%
1,275,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(4)	1,326,379
1,225,000	Constellation Brands, Inc., 2.25%, 8/1/31	1,029,327
1,225,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	1,212,593
1,265,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30	1,092,515
		4,660,814
	BIOTECHNOLOGY 0.4%
1,210,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	1,125,094
1,300,000	Gilead Sciences, Inc., 4.60%, 9/1/35	1,285,855
1,225,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	1,007,205
		3,418,154
	COMMERCIAL SERVICES 0.1%
1,200,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	1,139,706
	HEALTHCARE PRODUCTS 0.1%
1,300,000	Stryker Corp., 3.38%, 11/1/25	1,265,345
	HEALTHCARE SERVICES 0.4%
1,225,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	1,174,441
1,250,000	Elevance Health, Inc., 4.75%, 2/15/33	1,250,430
1,250,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	1,248,163
		3,673,034
	PHARMACEUTICALS 1.0%
1,310,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	1,256,156
1,200,000	Astrazeneca Finance LLC, 4.88%, 3/3/28	1,223,423
1,250,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	1,211,308
1,375,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	1,135,831
1,200,000	Eli Lilly & Co., 4.70%, 2/27/33	1,230,532
1,200,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	1,090,890
1,250,000	Pfizer Investment Enterprises Pte. Ltd., 4.65%, 5/19/30	1,258,798
1,315,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	1,010,648
		9,417,586
		23,574,639
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 11.4% (continued)
ENERGY 1.2%
	OIL & GAS 0.4%
$ 1,175,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	$1,119,487
1,325,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	1,310,962
1,200,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	1,199,755
		3,630,204
	PIPELINES 0.8%
1,275,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	1,266,057
1,250,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	1,023,641
1,300,000	Energy Transfer LP, 5.25%, 4/15/29	1,309,724
1,275,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	1,222,217
1,250,000	Kinder Morgan, Inc., 5.20%, 6/1/33	1,242,472
1,250,000	Targa Resources Corp., 6.50%, 3/30/34	1,349,087
		7,413,198
		11,043,402
FINANCIAL 3.2%
	BANKS 1.5%
1,250,000	Bank of America Corp., (SOFR + 2.16%), 5.02%, 7/22/33(3)	1,236,539
1,250,000	Bank of New York Mellon Corp., (SOFR + 1.51%), 4.71%, 2/1/34(3)	1,222,650
1,220,000	Citigroup, Inc., Senior Unsecured Notes, (SOFR + 1.16%), 3.35%, 4/24/25(3)	1,210,654
1,278,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	1,226,257
1,200,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	1,172,481
1,325,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	1,298,759
1,225,000	JPMorgan Chase & Co., Senior Unsecured Notes, (SOFR + 1.64%), 3.96%, 11/15/48(3)	1,025,568
1,250,000	Morgan Stanley, (SOFR + 2.56%), 6.34%, 10/18/33(3)	1,347,874
1,200,000	National Australia Bank Ltd., 5.20%, 5/13/25	1,207,336
1,200,000	NatWest Group PLC, (1 yr. CMT + 1.35%), 5.85%, 3/2/27(3)	1,210,044
1,250,000	Royal Bank of Canada, 5.00%, 2/1/33	1,271,124
1,300,000	Wells Fargo & Co., (SOFR + 2.13%), 4.61%, 4/25/53(3)	1,168,732
		14,598,018
	DIVERSIFIED FINANCIALS 0.6%
1,275,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	1,183,997
1,200,000	Ally Financial, Inc., Senior Unsecured Notes, 4.75%, 6/9/27	1,157,950
1,275,000	American Express Co., 4.90%, 2/13/26	1,278,070
Principal Amount		Value
CORPORATE BONDS & NOTES 11.4% (continued)
FINANCIAL 3.2% (continued)
	DIVERSIFIED FINANCIALS 0.6% (continued)
$ 1,285,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	$1,263,150
1,200,000	Synchrony Financial, 4.88%, 6/13/25	1,179,503
		6,062,670
	INSURANCE 0.3%
1,325,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	1,251,054
1,200,000	CNA Financial Corp., 3.45%, 8/15/27	1,148,166
		2,399,220
	REITS 0.8%
1,200,000	American Tower Corp., 5.50%, 3/15/28	1,226,517
1,300,000	Crown Castle, Inc., Senior Unsecured Notes, 3.80%, 2/15/28	1,234,892
1,250,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	1,061,030
1,250,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	1,020,579
1,225,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	1,201,912
1,300,000	Weyerhaeuser Co., 4.75%, 5/15/26	1,293,741
		7,038,671
		30,098,579
INDUSTRIAL 0.7%
	AEROSPACE/DEFENSE 0.1%
1,250,000	RTX Corp., 4.50%, 6/1/42	1,135,140
	ELECTRONICS 0.3%
1,260,000	Amphenol Corp., Senior Unsecured Notes, 2.20%, 9/15/31	1,060,207
1,250,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	1,234,276
		2,294,483
	MISCELLANEOUS MANUFACTURERS 0.1%
1,200,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	1,086,546
	TRANSPORTATION 0.2%
1,250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	944,844
1,300,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	995,834
		1,940,678
		6,456,847
TECHNOLOGY 0.9%
	COMPUTERS 0.3%
1,250,000	Apple, Inc., 4.65%, 2/23/46	1,233,021
1,250,000	Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26	1,251,989
		2,485,010
	SEMICONDUCTORS 0.3%
1,265,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41	941,636
1,225,000	Broadcom, Inc., 4.30%, 11/15/32	1,175,221
1,250,000	NVIDIA Corp., 3.50%, 4/1/40	1,083,518
		3,200,375
See Notes to Financial Statements.

December 31, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 11.4% (continued)
TECHNOLOGY 0.9% (continued)
	SOFTWARE 0.3%
$ 1,250,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	$1,119,751
1,275,000	Oracle Corp., 6.25%, 11/9/32	1,387,053
		2,506,804
		8,192,189
UTILITIES 0.2%
	ELECTRIC 0.2%
1,275,000	Duke Energy Corp., Senior Unsecured Notes, 4.50%, 8/15/32	1,234,137
1,200,000	Southern Co., 5.70%, 3/15/34	1,261,828
		2,495,965
TOTAL CORPORATE BONDS & NOTES (Cost $113,214,479)		108,140,540
LONG-TERM MUNICIPAL SECURITIES 0.7%
	CALIFORNIA 0.4%
1,000,000	City of Los Angeles, Series A, GO, 3.55%, 9/1/31	951,627
1,200,000	Regents of the University of California Medical Center Pooled Revenue, Series Q, 4.13%, 5/15/32	1,151,322
1,250,000	State of California, GO, 5.70%, 10/1/32	1,339,417
		3,442,366
	NEW YORK 0.1%
1,250,000	New York City Transitional Finance Authority Building Aid Revenue, (ST AID WITHHLDG), 4.80%, 7/15/26	1,251,150
	OREGON 0.1%
1,100,000	State of Oregon, Series C, GO, 2.38%, 5/1/36	858,445
	WASHINGTON 0.1%
1,250,000	City of Tacoma, GO, 5.89%, 12/1/30	1,329,023
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $7,130,147)		6,880,984
RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.5%
35,710	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	33,507
4,247	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	4,023
974,644	FHLMC Pool #QB2462, 3.00%, 8/1/50	868,572
1,823,789	FHLMC Pool #QB2958, 3.00%, 9/1/50	1,620,437
7,554,002	FHLMC Pool #QF1236, 4.50%, 10/1/52	7,324,794
2,825,063	FHLMC Pool #QG6306, 5.00%, 7/1/53	2,796,598
794,573	FHLMC Pool #RA6817, 2.50%, 2/1/52	679,712
780,727	FHLMC Pool #RB5022, 3.00%, 11/1/39	724,978
674,059	FHLMC Pool #SD7514, 3.50%, 4/1/50	631,531
1,976,755	FHLMC Pool #SD8108, 3.00%, 11/1/50	1,758,605
819,943	FHLMC Pool #SD8196, 3.50%, 2/1/52	756,007
6,830,852	FHLMC Pool #SD8256, 4.00%, 10/1/52	6,460,459
852,973	FHLMC Pool #ZS4647, 3.50%, 1/1/46	796,015
1,353,119	FNMA Pool #AS0516, 3.00%, 9/1/43	1,243,142
207,021	FNMA Pool #AX9528, 3.50%, 2/1/45	193,210
28,712	FNMA Pool #AZ6194, 3.50%, 10/1/45	26,856
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.5% (continued)
$ 1,190,542	FNMA Pool #BM3634, 3.50%, 5/1/47	$1,111,096
1,044,841	FNMA Pool #BP5709, 2.50%, 5/1/50	895,556
2,480,484	FNMA Pool #BX7762, 5.00%, 3/1/53	2,454,296
790,031	FNMA Pool #CA5540, 3.00%, 4/1/50	707,722
4,991,090	FNMA Pool #CB2403, 2.50%, 12/1/51	4,245,420
7,694,814	FNMA Pool #CB5892, 4.50%, 3/1/53	7,461,333
2,500,502	FNMA Pool #FM2202, 4.00%, 12/1/48	2,407,009
1,038,320	FNMA Pool #FM3254, 3.50%, 5/1/49	970,316
1,012,186	FNMA Pool #FM4140, 2.50%, 9/1/50	873,271
1,066,797	FNMA Pool #FM9509, 3.00%, 11/1/36	1,007,500
1,390,723	FNMA Pool #FM9760, 3.50%, 11/1/51	1,282,450
1,849,559	FNMA Pool #FM9834, 3.50%, 6/1/49	1,723,210
1,615,301	FNMA Pool #FM9939, 4.00%, 1/1/52	1,527,433
908,751	FNMA Pool #MA4055, 2.50%, 6/1/50	780,603
2,888,417	FNMA Pool #MA4078, 2.50%, 7/1/50	2,477,489
1,231,885	FNMA Pool #MA4222, 3.50%, 12/1/50	1,145,569
1,470,487	FNMA Pool #MA4494, 3.00%, 12/1/51	1,308,234
2,289,719	FNMA Pool #MA4495, 3.50%, 12/1/51	2,110,283
5,726,027	FNMA Pool #MA5106, 5.00%, 8/1/53	5,664,808
16,917	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	16,200
34,590	FNMA REMIC Trust Series 2013-41, Series 2013-41, Class WD, 2.00%, 11/25/42	31,125
7,690,097	GNMA, Series 2021-98, Class IG, IO, 3.00%, 6/20/51	1,220,975
1,105,791	GNMA II Pool #MA3937, 3.50%, 9/20/46	1,040,462
746,499	GNMA II Pool #MA7054, 3.50%, 12/20/50	700,946
3,475,315	GNMA II Pool #MA7651, 3.50%, 10/20/51	3,240,989
2,997,375	GNMA II Pool #MA8945, 4.00%, 6/20/53	2,859,983
6,332,192	Government National Mortgage Association, MBS, 2.50%, 11/20/51	5,536,842
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $86,114,517)		80,719,566
U.S. TREASURY OBLIGATIONS 11.3%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31	3,473,750
5,500,000	U.S. Treasury Bonds, 3.50%, 2/15/39	5,208,887
10,000,000	U.S. Treasury Bonds, 2.75%, 11/15/42	8,086,328
7,500,000	U.S. Treasury Bonds, 3.88%, 5/15/43	7,149,609
1,075,000	U.S. Treasury Bonds, 3.00%, 2/15/48	875,999
11,000,000	U.S. Treasury Bonds, 2.25%, 8/15/49	7,680,234
5,000,000	U.S. Treasury Bonds, 2.25%, 2/15/52	3,466,016
4,250,000	U.S. Treasury Bonds, 2.88%, 5/15/52	3,383,731
4,000,000	U.S. Treasury Bonds, 3.63%, 5/15/53	3,698,125
1,000,000	U.S. Treasury Notes, 2.25%, 3/31/24	992,539
8,000,000	U.S. Treasury Notes, 2.38%, 8/15/24	7,869,375
9,500,000	U.S. Treasury Notes, 3.00%, 9/30/25	9,281,055
3,000,000	U.S. Treasury Notes, 1.63%, 5/15/26	2,830,547
5,000,000	U.S. Treasury Notes, 4.50%, 7/15/26	5,046,484
17,904,300	U.S. Treasury Notes, 2.25%, 8/15/27	16,885,993
2,000,000	U.S. Treasury Notes, 0.63%, 11/30/27	1,762,734
2,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	1,779,453
10,000,000	U.S. Treasury Notes, 1.50%, 2/15/30	8,712,109
3,500,000	U.S. Treasury Notes, 1.13%, 2/15/31	2,921,543
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
U.S. TREASURY OBLIGATIONS 11.3% (continued)
$ 2,000,000	U.S. Treasury Notes, 2.75%, 8/15/32	$1,831,563
4,000,000	U.S. Treasury Notes, 3.38%, 5/15/33	3,838,750
TOTAL U.S. TREASURY OBLIGATIONS (Cost $107,916,693)		106,774,824

Shares		Value
SHORT-TERM INVESTMENTS 3.6%
	MONEY MARKET FUNDS 3.6%
30,094,084	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(5)	30,094,084
3,823,003	State Street Navigator Securities Lending Government Money Market Portfolio(6)	3,823,003
		33,917,087
TOTAL SHORT-TERM INVESTMENTS (Cost $33,917,087)		33,917,087
TOTAL INVESTMENTS IN SECURITIES 99.9% (Cost $678,779,934)		$947,306,829
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%		956,034
NET ASSETS 100.0%		$948,262,863

(1)	Non-income producing.
(2)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(3)
Floating or variable rate security. The rate disclosed is
the rate in effect as of December 31, 2023. The
information in parentheses represents the benchmark
and reference rate for each relevant security and the rate
adjusts based upon the reference rate and spread. The
security may be further subject to interest rate floor and
caps. For securities which do not indicate a reference rate
and spread in their descriptions, the interest rate adjusts
periodically based on current interest rates and, for
mortgage-backed securities, prepayments in the
underlying pool of assets.

(4)	A portion or all of the security was held on loan. As of December 31, 2023, the market value of the securities on loan was $6,749,681.
(5)	Rate reflects 7 day yield as of December 31, 2023.
(6)
Securities with an aggregate market value of $6,749,681
were out on loan in exchange for collateral including
$3,823,003 of cash collateral as of December 31, 2023.
The collateral was invested in a cash collateral
reinvestment vehicle.

CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
ST AID WITHHLDG	State Aid Withholding.
See Notes to Financial Statements.

December 31, 2023

The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$598,426,292	$—	$—	$598,426,292
Collateralized Mortgage Obligations	—	6,287,237	—	6,287,237
Commercial Mortgage-Backed Securities	—	6,160,299	—	6,160,299
Corporate Bonds & Notes*	—	108,140,540	—	108,140,540
Long-Term Municipal Securities*	—	6,880,984	—	6,880,984
Residential Mortgage-Backed Securities	—	80,719,566	—	80,719,566
U.S. Treasury Obligations	—	106,774,824	—	106,774,824
Short-Term Investments	33,917,087	—	—	33,917,087
Total Investments in Securities	$632,343,379	$314,963,450	$—	$947,306,829

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 34.44% during the 12 months ended December 31, 2023. This compares to the 17.98% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the Bloomberg Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark during the 12-month reporting period. Asset allocation decisions contributed positively. The Fund was overweight equities and underweight fixed income, which helped, as equities significantly outperformed fixed income during the annual period.
The equity portion of the Fund notably outperformed the S&P 500® Index during the annual period, attributable primarily to stock selection. Sector allocation overall also boosted results. Further, the equity portion of the Fund was helped by its allocation to growth companies and especially large-cap growth companies, including the “Magnificent Seven,” a group of  seven mega-cap stocks in the S&P 500® Index that drove equity performance for much of the year and all of which are longer-term holdings of the equity portion of the Fund. Growth-oriented stocks significantly outperformed value-oriented stocks during the annual period, and large-cap growth-oriented stocks were the strongest segment of the U.S. equity market. The fixed income portion of the Fund lagged the Bloomberg Index during the annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was helped most by stock selection in the information technology, industrials and communication services sectors. Having an underweight to industrials, which lagged the S&P 500® Index during the annual period, and having an overweight to communication services, which was the second-best performing sector in the S&P 500® Index during the annual period, also added value.
The only sector to detract from the equity portion of the Fund during the annual period was energy. Having an overweighted allocation to this second-weakest performing sector in the S&P 500® Index during the annual period hurt, more than offsetting the positive contribution of effective stock selection within the sector.
What were some of the Fund’s best-performing individual stocks?
Contributing most positively to the equity portion of the Fund’s relative results were positions in Uber Technologies, Meta Platforms and Advanced Micro Devices.
Which stocks detracted from the Fund’s performance during the annual period?
During the annual period, stocks that detracted from the equity portion of the Fund’s performance were Revance Therapeutics, Microsoft, and an underweight position in Apple.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated a Fund position in Madrigal Pharmaceuticals, which is engaged in the development of innovative therapeutics for cardiovascular, metabolic and liver diseases.
Conversely, we sold the equity position in oil and gas exploration and production company Devon Energy, driven by what we saw as a less attractive outlook for the energy sector broadly and the company’s fundamentals more specifically, including declining sales and earnings. We also exited the equity position in Splunk, a cloud-first software company that focuses on analyzing machine data. Splunk had been a long-term holding in the Fund, and we liquidated the position following the announcement that the company would be acquired by Cisco Systems.

Value Line Capital Appreciation Fund, Inc. (continued)

Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, the equity portion of the Fund’s allocations to the communication services, health care and industrials sectors increased and its exposures to the energy and information technology sectors decreased relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2023?
As of December 31, 2023, the equity portion of the Fund was overweight relative to the S&P 500® Index in the communication services, consumer discretionary and health care sectors. The equity portion of the Fund was underweight relative to the S&P 500® Index in the consumer staples and industrials sectors on the same date. The equity portion of the Fund was rather neutrally weighted to the S&P 500® Index in the energy, financials and information technology sectors and had no exposure to the materials, real estate and utilities sectors at the end of December 2023.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
The fixed income portion of the Fund generally held a duration stance modestly shorter than that of the Bloomberg Index during the annual period, which detracted from its relative performance. Virtually all fixed income sectors posted positive returns for the annual period despite the Federal Reserve’s (Fed) rate hikes, with returns bettering the further out the bond was on the yield curve, or spectrum of maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates.
Similarly, yield curve positioning overall detracted from relative performance. The fixed income portion of the Fund was positioned with an underweight to long-dated bonds, i.e., those with maturities of 30 years, which generated the strongest returns, and an overweight to intermediate-maturity bonds.
Which fixed income market segments most significantly affected Fund performance?
During the annual period, issue selection within the corporate bond sector detracted most. More specifically, the fixed income portion of the Fund’s focus on the intermediate-term segment of the corporate yield curve hurt, as bonds with longer-term maturities were the best performers during the annual period. Further, the regional bank failures in early 2023 led to significant spread widening in bank and finance-related bonds. While most corporate bonds in the Fund’s portfolio generated positive returns for the annual period, some bonds of regional banks held in the Fund came under significant stress. Conversely, having an overweighted allocation to corporate bonds, particularly BBB-rated bonds, contributed positively to the fixed income portion of the Fund’s relative performance. BBB-rated corporate bonds significantly outperformed higher-rated counterparts during the annual period. Having an underweighted allocation to and effective stock selection among U.S. Treasuries, with an emphasis on longer-duration securities, also helped.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
As the Fed appeared to be close to the end of its tightening cycle, with a pivot to cutting interest rates some time in 2024, we extended the fixed income portion of the Fund’s duration compared to that of the Bloomberg Index, shifting from a short duration stance to end the year neutral to slightly longer than that of the benchmark. This was implemented primarily by adding U.S. Treasuries with maturities of 10 years and longer and reducing positions in U.S. Treasuries with maturities of less than two years. We also reduced the fixed income portion of the Fund’s exposure to high yield corporate bonds given the significant spread tightening and performance of this sector in 2023. We added mortgage-backed securities to the portfolio.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2023?
At the end of December 2023, the fixed income portion of the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds, especially BBB-rated bonds, and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The Fund was neutrally positioned to the Bloomberg Index in securitized assets overall. The Fund also maintained exposure to high yield corporate bonds and to taxable municipal bonds, each not a component of the Bloomberg Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At December 31, 2023, the Fund had a weighting of approximately 65% in stocks, 28% in fixed income securities and 7% in cash equivalents. This compared to approximately 83% in stocks, 11% in fixed income securities and 6% in cash equivalents at the start of the annual period. The shift in allocation during the annual period was driven largely by factors such as economic growth, interest rates and equity valuations.

Value Line Capital Appreciation Fund, Inc. (continued)

How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Both the equity and fixed income markets posted positive absolute returns during 2023, as each rebounded from losses in 2022. Despite the strong annual period, especially for equities, we remained cautiously optimistic that the companies the Fund owns will be able to navigate better than most companies an economic slowdown or mild recession should it occur. We also continued to believe innovative market leaders with scale, pricing power and strong management are likely to outperform the S&P 500® Index over longer periods of time and especially during spans of slower economic growth. At the end of the annual period, for the equity portion of the Fund, we continued to favor and look for quality companies with strong balance sheets that are poised to grow both sales and earnings above the market and their peers over the long term. We also believed the backdrop remained favorable for fixed income returns as we look to interest rates moving lower in 2024. We intend to closely monitor any significant changes in the pace of U.S. and global economic growth, any shifts in the Fed’s monetary policy or outlook, world events, and any notable movements in either inflation or labor market conditions, as these factors are likely, in our view, to affect both the Fund’s equity and fixed income holdings and its asset allocation.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount/Shares	Value	Percentage of Net Assets
Meta Platforms, Inc.	36,000	$12,742,560	2.9%
Alphabet, Inc.	86,000	12,013,340	2.7%
Uber Technologies, Inc.	195,000	12,006,150	2.7%
NVIDIA Corp.	23,500	11,637,670	2.6%
Microsoft Corp.	27,000	10,153,080	2.3%
Amazon.com, Inc.	66,000	10,028,040	2.3%
U.S. Treasury Notes, 2.25%, 8/15/27	$8,820,400	8,318,740	1.9%
Visa, Inc.	28,000	7,289,800	1.6%
Apple, Inc.	37,000	7,123,610	1.6%
Booking Holdings, Inc.	2,000	7,094,440	1.6%

Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*

Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*	Excludes short-term investments, if any.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

The following graph compares the performance of the Value Line Capital Appreciation Fund, Inc. to that of the S&P 500® Index**** and the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index***, (the “Indexes”). The Value Line Capital Appreciation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Capital Appreciation Fund, Inc., the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**
Value Line Capital Appreciation Fund, Inc.

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 Yr	5 Yrs	10 Yrs
Investor Class
Value Line Capital Appreciation Fund, Inc.	34.44%	11.07%	8.67%
S&P 500® Index***	26.29%	15.69%	12.03%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index****	17.98%	9.85%	7.94%
	1 Yr	5 Yrs		Since Inception 11/2/2015
Institutional Class
Value Line Capital Appreciation Fund, Inc.	34.91%	11.38%		9.31%
S&P 500® Index***	26.29%	15.69%		12.77%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index****	17.98%	9.85%		8.20%

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.
****The 60/40 S&P 500®Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), Asset Backed Securities (ABS), and
Commercial Mortgage Backed Securities (CMBS).

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 64.7%
COMMUNICATION SERVICES 10.3%
	INTERNET 9.8%
86,000	Alphabet, Inc. Class A(1)	$12,013,340
570,000	Getty Images Holdings, Inc.(1)(2)	2,992,500
114,000	Match Group, Inc.(1)	4,161,000
36,000	Meta Platforms, Inc. Class A(1)	12,742,560
11,700	Netflix, Inc.(1)	5,696,496
26,000	Roku, Inc.(1)	2,383,160
200,000	Snap, Inc. Class A(1)	3,386,000
		43,375,056
	MEDIA 0.5%
25,000	Walt Disney Co.	2,257,250
		45,632,306
CONSUMER DISCRETIONARY 10.8%
	APPAREL 0.6%
23,000	NIKE, Inc. Class B	2,497,110
	AUTO MANUFACTURERS 1.9%
160,000	Rivian Automotive, Inc. Class A(1)(2)	3,753,600
19,500	Tesla, Inc.(1)	4,845,360
		8,598,960
	ENTERTAINMENT 1.0%
87,000	DraftKings, Inc. Class A(1)	3,066,750
7,500	Vail Resorts, Inc.	1,601,025
		4,667,775
	INTERNET 4.4%
31,000	Alibaba Group Holding Ltd. ADR	2,402,810
66,000	Amazon.com, Inc.(1)	10,028,040
2,000	Booking Holdings, Inc.(1)	7,094,440
		19,525,290
	LODGING 0.7%
18,000	Hilton Worldwide Holdings, Inc.	3,277,620
	RETAIL 2.2%
6,500	Lululemon Athletica, Inc.(1)	3,323,385
32,000	Starbucks Corp.	3,072,320
6,500	Ulta Beauty, Inc.(1)	3,184,935
		9,580,640
		48,147,395
CONSUMER STAPLES 1.4%
	BEVERAGES 1.0%
18,000	Constellation Brands, Inc. Class A	4,351,500
	COSMETICS/PERSONAL CARE 0.4%
12,000	Estee Lauder Cos., Inc. Class A	1,755,000
		6,106,500
ENERGY 2.5%
	OIL & GAS 2.5%
38,000	Diamondback Energy, Inc.	5,893,040
24,000	Pioneer Natural Resources Co.	5,397,120
		11,290,160
FINANCIALS 8.0%
	BANKS 3.0%
150,000	Bank of America Corp.	5,050,500
Shares		Value
COMMON STOCKS 64.7% (continued)
FINANCIALS 8.0% (continued)
	BANKS 3.0% (continued)
8,200	Goldman Sachs Group, Inc.	$3,163,314
29,000	JPMorgan Chase & Co.	4,932,900
		13,146,714
	COMMERCIAL SERVICES 0.7%
50,000	PayPal Holdings, Inc.(1)	3,070,500
	DIVERSIFIED FINANCIALS 3.5%
21,000	Blackstone, Inc.	2,749,320
30,000	Interactive Brokers Group, Inc. Class A	2,487,000
7,300	MasterCard, Inc. Class A	3,113,523
28,000	Visa, Inc. Class A	7,289,800
		15,639,643
	INTERNET 0.8%
270,000	Robinhood Markets, Inc. Class A(1)	3,439,800
		35,296,657
HEALTHCARE 8.8%
	BIOTECHNOLOGY 4.1%
60,000	BioMarin Pharmaceutical, Inc.(1)	5,785,200
280,000	Exelixis, Inc.(1)	6,717,200
14,400	Vertex Pharmaceuticals, Inc.(1)	5,859,216
		18,361,616
	HEALTHCARE PRODUCTS 1.8%
87,000	Exact Sciences Corp.(1)	6,436,260
6,800	Insulet Corp.(1)	1,475,464
		7,911,724
	PHARMACEUTICALS 2.9%
33,000	DexCom, Inc.(1)	4,094,970
13,000	Madrigal Pharmaceuticals, Inc.(1)(2)	3,007,940
340,000	Revance Therapeutics, Inc.(1)	2,988,600
14,000	Zoetis, Inc.	2,763,180
		12,854,690
		39,128,030
INDUSTRIALS 3.9%
	AIRLINES 0.6%
64,000	Delta Air Lines, Inc.	2,574,720
	INTERNET 3.3%
180,000	Lyft, Inc. Class A(1)	2,698,200
195,000	Uber Technologies, Inc.(1)	12,006,150
		14,704,350
		17,279,070
INFORMATION TECHNOLOGY 19.0%
	COMPUTERS 2.8%
37,000	Apple, Inc.	7,123,610
20,000	Crowdstrike Holdings, Inc. Class A(1)	5,106,400
		12,230,010
	INTERNET 1.3%
36,000	Okta, Inc.(1)	3,259,080
35,000	Shopify, Inc. Class A(1)	2,726,500
		5,985,580
See Notes to Financial Statements.

December 31, 2023

Shares		Value
COMMON STOCKS 64.7% (continued)
INFORMATION TECHNOLOGY 19.0% (continued)
	SEMICONDUCTORS 7.0%
42,000	Advanced Micro Devices, Inc.(1)	$6,191,220
3,400	Broadcom, Inc.	3,795,250
33,000	Micron Technology, Inc.	2,816,220
23,500	NVIDIA Corp.	11,637,670
14,000	NXP Semiconductors NV	3,215,520
22,000	QUALCOMM, Inc.	3,181,860
		30,837,740
	SOFTWARE 7.9%
4,600	Intuit, Inc.	2,875,138
27,000	Microsoft Corp.	10,153,080
10,000	MicroStrategy, Inc. Class A(1)(2)	6,316,200
19,500	Salesforce, Inc.(1)	5,131,230
5,000	ServiceNow, Inc.(1)	3,532,450
33,000	Twilio, Inc. Class A(1)	2,503,710
16,500	Workday, Inc. Class A(1)	4,554,990
		35,066,798
		84,120,128
TOTAL COMMON STOCKS (Cost $176,829,786)		287,000,246

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
$ 612,450	FHLMC, Series 2023-DNA1, Class M1A, REMIC, (SOFR30A + 2.10%), 7.44%, 3/25/43(3)(4)	622,156
608,513	FNMA, Series 2023-R02, Class 1M1, (SOFR30A + 2.30%), 7.64%, 1/25/43(3)(4)	622,959
630,606	FNMA, Series 2023-R04, Class 1M1, (SOFR30A + 2.30%), 7.64%, 5/25/43(3)(4)	643,872
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,860,633)		1,888,987
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.5%
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	99,256
350,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	340,498
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	240,045
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	246,178
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	242,653
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	243,328
466,604	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	459,401
70,240	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	64,849
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 0.5% (continued)
$ 107,466	GNMA, Series 2013-12, Class B, 2.07%, 11/16/52(4)	$99,624
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,218,854)		2,035,832
CORPORATE BONDS & NOTES 9.6%
BASIC MATERIALS 0.2%
	IRON/STEEL 0.1%
500,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31(2)	450,498
	MINING 0.1%
500,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30(2)	488,608
		939,106
COMMUNICATIONS 1.0%
	INTERNET 0.2%
500,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(2)	458,353
500,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	506,686
		965,039
	MEDIA 0.2%
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	495,247
500,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	493,148
		988,395
	TELECOMMUNICATIONS 0.6%
500,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	407,510
500,000	Bell Canada Co. (The), 5.10%, 5/11/33(2)	513,064
500,000	Cisco Systems, Inc., 5.50%, 1/15/40	532,245
500,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	457,095
500,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	414,735
		2,324,649
		4,278,083
CONSUMER, CYCLICAL 1.1%
	AUTO MANUFACTURERS 0.2%
395,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	377,980
500,000	General Motors Financial Co., Inc., 5.80%, 1/7/29	511,681
		889,661
	HOME BUILDERS 0.1%
492,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(2)	494,366
	LODGING 0.2%
500,000	Hyatt Hotels Corp., Senior Unsecured Notes, 1.80%, 10/1/24	485,121
500,000	Marriott International, Inc., 4.90%, 4/15/29	503,249
		988,370
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
CONSUMER, CYCLICAL 1.1% (continued)
	RETAIL 0.6%
$ 500,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	$485,422
500,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(2)	417,675
500,000	McDonald's Corp., Senior Unsecured Notes, 4.60%, 9/9/32(2)	504,776
500,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	481,882
500,000	TJX Cos., Inc. (The), 2.25%, 9/15/26(2)	472,244
		2,361,999
		4,734,396
CONSUMER, NON-CYCLICAL 2.2%
	BEVERAGES 0.4%
500,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	520,149
500,000	Constellation Brands, Inc., 2.25%, 8/1/31	420,133
500,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	494,936
500,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30	431,824
		1,867,042
	BIOTECHNOLOGY 0.3%
500,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	464,915
500,000	Gilead Sciences, Inc., 4.60%, 9/1/35	494,560
500,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	411,104
		1,370,579
	COMMERCIAL SERVICES 0.2%
500,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	474,877
500,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	447,750
		922,627
	HEALTHCARE PRODUCTS 0.1%
500,000	Stryker Corp., 3.38%, 11/1/25	486,671
	HEALTHCARE SERVICES 0.3%
500,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	479,364
500,000	Elevance Health, Inc., 4.75%, 2/15/33	500,172
500,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	499,265
		1,478,801
	PHARMACEUTICALS 0.9%
500,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	479,449
500,000	Astrazeneca Finance LLC, 4.88%, 3/3/28	509,760
500,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	484,523
500,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	413,029
500,000	Eli Lilly & Co., 4.70%, 2/27/33	512,722
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
CONSUMER, NON-CYCLICAL 2.2% (continued)
	PHARMACEUTICALS 0.9% (continued)
$ 500,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	$454,538
500,000	Pfizer Investment Enterprises Pte. Ltd., 4.65%, 5/19/30	503,519
500,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	384,277
		3,741,817
		9,867,537
ENERGY 1.0%
	OIL & GAS 0.3%
500,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	476,377
500,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	494,703
500,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	499,898
		1,470,978
	PIPELINES 0.7%
500,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24(2)	496,493
500,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33(2)	409,456
500,000	Energy Transfer LP, 5.25%, 4/15/29	503,740
500,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	479,301
500,000	Kinder Morgan, Inc., 5.20%, 6/1/33(2)	496,989
500,000	Targa Resources Corp., 6.50%, 3/30/34	539,635
		2,925,614
		4,396,592
FINANCIAL 2.8%
	BANKS 1.3%
500,000	Bank of America Corp., (SOFR + 2.16%), 5.02%, 7/22/33(2)(4)	494,615
500,000	Bank of New York Mellon Corp., (SOFR + 1.51%), 4.71%, 2/1/34(4)	489,060
500,000	Citigroup, Inc., Senior Unsecured Notes, (SOFR + 1.16%), 3.35%, 4/24/25(4)	496,170
500,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	479,756
500,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	488,534
500,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	490,098
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, (SOFR + 1.64%), 3.96%, 11/15/48(4)	418,599
500,000	Morgan Stanley, (SOFR + 2.56%), 6.34%, 10/18/33(4)	539,150
500,000	National Australia Bank Ltd., 5.20%, 5/13/25(2)	503,056
500,000	NatWest Group PLC, (1 yr. CMT + 1.35%), 5.85%, 3/2/27(2)(4)	504,185
500,000	Royal Bank of Canada, 5.00%, 2/1/33	508,450
See Notes to Financial Statements.

December 31, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
FINANCIAL 2.8% (continued)
	BANKS 1.3% (continued)
$ 500,000	Wells Fargo & Co., (SOFR + 2.13%), 4.61%, 4/25/53(4)	$449,512
		5,861,185
	DIVERSIFIED FINANCIALS 0.6%
500,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	464,313
500,000	Ally Financial, Inc., Senior Unsecured Notes, 4.75%, 6/9/27	482,479
500,000	American Express Co., 4.90%, 2/13/26	501,204
500,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	491,498
500,000	Synchrony Financial, 4.88%, 6/13/25	491,459
		2,430,953
	INSURANCE 0.2%
500,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	472,095
500,000	CNA Financial Corp., 3.45%, 8/15/27	478,402
		950,497
	REITS 0.7%
500,000	American Tower Corp., 5.50%, 3/15/28	511,049
500,000	Crown Castle, Inc., Senior Unsecured Notes, 3.80%, 2/15/28	474,958
500,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	424,412
500,000	Extra Space Storage LP, 2.20%, 10/15/30	415,887
500,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	408,232
500,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	490,576
500,000	Weyerhaeuser Co., 4.75%, 5/15/26	497,593
		3,222,707
		12,465,342
INDUSTRIAL 0.4%
	AEROSPACE/DEFENSE 0.1%
500,000	RTX Corp., 4.50%, 6/1/42	454,056
	ELECTRONICS 0.1%
500,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	493,711
	MISCELLANEOUS MANUFACTURERS 0.1%
500,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	452,727
	TRANSPORTATION 0.1%
500,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	383,013
		1,783,507
TECHNOLOGY 0.7%
	COMPUTERS 0.2%
500,000	Apple, Inc., 4.65%, 2/23/46	493,208
500,000	Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26	500,796
		994,004
Principal Amount		Value
CORPORATE BONDS & NOTES 9.6% (continued)
TECHNOLOGY 0.7% (continued)
	SEMICONDUCTORS 0.3%
$ 500,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41	$372,188
500,000	Broadcom, Inc., 4.30%, 11/15/32	479,682
500,000	NVIDIA Corp., 3.50%, 4/1/40	433,407
		1,285,277
	SOFTWARE 0.2%
500,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	447,901
500,000	Oracle Corp., 6.25%, 11/9/32	543,942
		991,843
		3,271,124
UTILITIES 0.2%
	ELECTRIC 0.2%
500,000	Duke Energy Corp., Senior Unsecured Notes, 4.50%, 8/15/32	483,975
500,000	Southern Co., 5.70%, 3/15/34(2)	525,762
		1,009,737
TOTAL CORPORATE BONDS & NOTES (Cost $42,725,764)		42,745,424
LONG-TERM MUNICIPAL SECURITIES 0.6%
	CALIFORNIA 0.2%
500,000	Regents of the University of California Medical Center Pooled Revenue, Series Q, 4.13%, 5/15/32	479,718
500,000	State of California, GO, 5.70%, 10/1/32	535,767
		1,015,485
	HAWAII 0.1%
500,000	City & County Honolulu Wastewater System Revenue, Series B, 2.50%, 7/1/27	469,455
	MASSACHUSETTS 0.1%
350,000	Commonwealth of Massachusetts, Series A, 3.77%, 7/15/29	342,118
	NEW MEXICO 0.1%
335,000	City of Albuquerque, Series A, 2.49%, 7/1/35	263,411
	TEXAS 0.0%
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, Series C, 4.45%, 11/15/43	226,456
	WASHINGTON 0.1%
250,000	City of Tacoma, GO, 5.89%, 12/1/30	265,805
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,574,433)		2,582,730
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.6%
59,517	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	55,845
6,399	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	6,512
79,244	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	72,934
1,524,682	FHLMC Pool #QB9661, 2.50%, 3/1/51	1,296,788
730,687	FHLMC Pool #QD2419, 3.00%, 12/1/51	658,490
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 7.6% (continued)
$ 1,876,771	FHLMC Pool #QF1236, 4.50%, 10/1/52	$1,819,825
1,107,119	FHLMC Pool #QG6306, 5.00%, 7/1/53	1,095,964
176,572	FHLMC Pool #RA6817, 2.50%, 2/1/52	151,047
580,288	FHLMC Pool #SB8215, 4.00%, 3/1/38	569,244
2,400,000	FHLMC Pool #SD4553, 3.00%, 9/1/53	2,122,246
400,165	FHLMC Pool #SD8093, 3.50%, 9/1/50	371,695
1,021,774	FHLMC Pool #SD8108, 3.00%, 11/1/50	909,013
1,971,988	FHLMC Pool #SD8255, 3.50%, 10/1/52	1,808,889
2,399,266	FHLMC Pool #SD8256, 4.00%, 10/1/52	2,269,169
2,253,844	FHLMC Pool #SD8266, MBS, 4.50%, 11/1/52	2,185,456
1,649,579	FHLMC Pool #SD8328, 4.50%, 6/1/53	1,599,527
319	FNMA Pool #AH3226, 5.00%, 2/1/41	324
100,310	FNMA Pool #AL0657, 5.00%, 8/1/41	101,885
82,748	FNMA Pool #AQ1853, 3.00%, 11/1/42	76,361
109,966	FNMA Pool #AU5409, 3.00%, 8/1/43	100,529
526,687	FNMA Pool #CA5540, 3.00%, 4/1/50	471,814
955,878	FNMA Pool #CB5892, 4.50%, 3/1/53	926,874
145,822	FNMA Pool #FM2202, 4.00%, 12/1/48	140,370
337,395	FNMA Pool #FM4140, 2.50%, 9/1/50	291,090
106,979	FNMA Pool #FM9760, 3.50%, 11/1/51	98,650
134,641	FNMA Pool #FM9834, 3.50%, 6/1/49	125,443
1,450,316	FNMA Pool #FS3526, 4.00%, 12/1/52	1,371,761
159,537	FNMA Pool #MA4222, 3.50%, 12/1/50	148,359
2,200,938	FNMA Pool #MA4512, 2.50%, 1/1/52	1,872,116
1,903,110	FNMA Pool #MA4978, 5.00%, 4/1/53	1,882,763
2,113,176	FNMA Pool #MA5106, 5.00%, 8/1/53	2,090,584
1,226,682	FNMA Pool #MA5131, 3.50%, 7/1/53	1,125,113
28,195	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	27,000
1,281,683	GNMA, Series 2021-98, Class IG, IO, 3.00%, 6/20/51	203,496
48,519	GNMA II Pool #MA1521, 3.50%, 12/20/43	46,066
84,974	GNMA II Pool #MA1839, 4.00%, 4/20/44	83,226
93,550	GNMA II Pool #MA4836, 3.00%, 11/20/47	85,765
226,212	GNMA II Pool #MA7054, 3.50%, 12/20/50	212,408
1,778,068	GNMA II Pool #MA7651, 3.50%, 10/20/51	1,658,181
1,183,066	GNMA II Pool #MA8945, 4.00%, 6/20/53	1,128,837
2,606,782	Government National Mortgage Association, MBS, 2.50%, 11/20/51	2,279,359
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $34,395,644)		33,541,018
U.S. TREASURY OBLIGATIONS 11.3%
2,000,000	U.S. Treasury Bonds, 3.50%, 2/15/39	1,894,141
1,750,000	U.S. Treasury Bonds, 1.13%, 5/15/40	1,127,793
3,100,000	U.S. Treasury Bonds, 2.88%, 5/15/43	2,544,785
2,000,000	U.S. Treasury Bonds, 3.88%, 5/15/43	1,906,563
2,500,000	U.S. Treasury Bonds, 3.00%, 2/15/48	2,037,207
1,000,000	U.S. Treasury Bonds, 2.25%, 8/15/49	698,203
5,250,000	U.S. Treasury Bonds, 2.25%, 2/15/52	3,639,316
2,000,000	U.S. Treasury Bonds, 2.88%, 5/15/52	1,592,344
7,000,000	U.S. Treasury Notes, 2.25%, 3/31/24	6,947,773
725,000	U.S. Treasury Notes, 4.50%, 7/15/26	731,740
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 11.3% (continued)
$ 8,820,400	U.S. Treasury Notes, 2.25%, 8/15/27	$8,318,740
1,500,000	U.S. Treasury Notes, 1.25%, 3/31/28	1,345,078
6,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	5,338,359
1,250,000	U.S. Treasury Notes, 3.50%, 1/31/30	1,222,510
1,000,000	U.S. Treasury Notes, 1.50%, 2/15/30	871,211
1,000,000	U.S. Treasury Notes, 1.13%, 2/15/31	834,727
3,875,000	U.S. Treasury Notes, 2.75%, 8/15/32	3,548,652
6,000,000	U.S. Treasury Notes, 3.38%, 5/15/33	5,758,125
TOTAL U.S. TREASURY OBLIGATIONS (Cost $51,561,034)		50,357,267

Shares		Value
SHORT-TERM INVESTMENTS 7.7%
	MONEY MARKET FUNDS 7.7%
22,566,689	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(5)	22,566,689
11,680,188	State Street Navigator Securities Lending Government Money Market Portfolio(6)	11,680,188
		34,246,877
TOTAL SHORT-TERM INVESTMENTS (Cost $34,246,877)		34,246,877
TOTAL INVESTMENTS IN SECURITIES 102.4% (Cost $346,413,025)		$454,398,381
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (2.4)%		(10,629,301)
NET ASSETS 100.0%		$443,769,080

(1)	Non-income producing.
(2)	A portion or all of the security was held on loan. As of December 31, 2023, the market value of the securities on loan was $20,708,639.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)
Floating or variable rate security. The rate disclosed is
the rate in effect as of December 31, 2023. The
information in parentheses represents the benchmark
and reference rate for each relevant security and the rate
adjusts based upon the reference rate and spread. The
security may be further subject to interest rate floor and
caps. For securities which do not indicate a reference rate
and spread in their descriptions, the interest rate adjusts
periodically based on current interest rates and, for
mortgage-backed securities, prepayments in the
underlying pool of assets.

(5)	Rate reflects 7 day yield as of December 31, 2023.
(6)
Securities with an aggregate market value of
$20,708,639 were out on loan in exchange for collateral
including $11,680,188 of cash collateral as of December
31, 2023. The collateral was invested in a cash collateral
reinvestment vehicle.

ADR	American Depositary Receipt.
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
See Notes to Financial Statements.

December 31, 2023

REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$287,000,246	$—	$—	$287,000,246
Collateralized Mortgage Obligations	—	1,888,987	—	1,888,987
Commercial Mortgage-Backed Securities	—	2,035,832	—	2,035,832
Corporate Bonds & Notes*	—	42,745,424	—	42,745,424
Long-Term Municipal Securities*	—	2,582,730	—	2,582,730
Residential Mortgage-Backed Securities	—	33,541,018	—	33,541,018
U.S. Treasury Obligations	—	50,357,267	—	50,357,267
Short-Term Investments	34,246,877	—	—	34,246,877
Total Investments in Securities	$321,247,123	$133,151,258	$—	$454,398,381

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Value Line Core Bond Fund

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the 12 months ended December 31, 2023.
How did the Fund perform during the annual period?
The Fund generated a total return of 4.72% during the 12 months ended December 31, 2023. This compares to the 5.53% return of the Fund’s benchmark, the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same annual period.
What key factors were responsible for the Fund’s performance relative to its benchmark during the 12-month reporting period?
The Fund posted positive absolute returns but underperformed its benchmark on a relative basis due primarily to issue selection overall and to duration and yield curve positioning. Sector allocation decisions as a whole contributed positively.
Which fixed income market sectors most significantly affected Fund performance?
During the annual period, issue selection within the corporate bond sector detracted most. More specifically, the Fund’s focus on the intermediate-term segment of the corporate yield curve hurt, as bonds with longer-term maturities were the best performers during the annual period. Further, the regional bank failures in early 2023 led to significant spread widening in bank and finance-related bonds. While most corporate bonds in the Fund’s portfolio generated positive returns for the annual period, some bonds held in the Fund, including those of Zions Bancorp, Keycorp and Synovus, came under significant stress. Having a slightly underweighted allocation to mortgage-backed securities also hurt, as this sector outperformed U.S. Treasuries during the annual period. Finally, the Fund maintained an approximately 2.2% position in cash, which, though modest, hurt during a period when virtually all fixed income sectors posted positive absolute returns.
Conversely, having an overweighted allocation to corporate bonds, particularly BBB-rated bonds, contributed positively to the Fund’s relative performance. BBB-rated corporate bonds significantly outperformed higher-rated counterparts during the annual period. Having an underweighted allocation to and effective security selection among U.S. Treasuries, with an emphasis on longer-duration securities, also helped. Additionally, though a modest allocation within the Fund’s portfolio, having an out-of-benchmark position in taxable municipal bonds during the annual period, proved a solid positive contributor to relative results given their long average duration.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance, as the Fund generally held a duration stance modestly shorter than that of the Bloomberg Index during the annual period based on our expectations that the yield curve’s marked inversion would start to normalize as the U.S. Federal Reserve (Fed) neared the end of its tightening cycle. While this scenario did materialize, virtually all fixed income sectors posted positive returns for the annual period despite the Fed’s rate hikes, with returns bettering the further out the bond was on the yield curve, or spectrum of maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Overall, yield curve positioning detracted from the Fund’s relative performance during the annual period. The Fund was positioned with an underweight to long-dated bonds, i.e., those with maturities of 30 years, which generated the strongest returns, and an overweight to intermediate-maturity bonds.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.

Value Line Core Bond Fund (continued)

Were there any notable changes in the Fund’s weightings during the annual period?
As the Fed appeared to be close to the end of its tightening cycle, with a pivot to cutting interest rates some time in 2024, we extended the Fund’s duration compared to that of the Bloomberg Index, shifting from a short duration stance to end the year neutral to slightly longer than that of the benchmark. This was implemented primarily by adding U.S. Treasuries with maturities of 10 years and longer and reducing positions in U.S. Treasuries with maturities of less than two years. We also reduced the Fund’s exposure to high yield corporate bonds given the significant spread tightening and performance of this sector in 2023. We added mortgage-backed securities to the Fund’s portfolio, bringing the Fund’s allocation in the sector from an underweight to an overweight position compared to the Bloomberg Index.
How was the Fund positioned relative to its benchmark index at the end of December 2023?
At the end of December 2023, the Fund remained overweight relative to the Bloomberg Index in investment grade corporate bonds, especially BBB-rated bonds, and remained underweight relative to the Bloomberg Index in U.S. Treasuries. The Fund was overweight compared to the Bloomberg Index in securitized assets overall, attributable primarily to its allocation to mortgage-backed securities. The Fund also maintained exposure to high yield corporate bonds and to taxable municipal bonds, each not a component of the Bloomberg Index.
What is your tactical view and strategy for the months ahead?
At the end of December 2023, we believed the Fed’s monetary policy stance going forward would continue to be the primary determinant of fixed income market performance. While the economy and job growth remained strong at the end of the calendar year, any developing weakness in either will probably motivate the Fed to increase the number of interest rate cuts in 2024 from the three it forecasts and to pivot sooner than later. Also, while inflation has dropped significantly from its mid-summer 2023 high, it remains higher than the Fed’s 2% target. Should inflation remain stubborn or move higher, it must be noted that the Fed has not ruled out an additional interest rate hike in the coming year. At the end of the annual period, we expected inflation to continue to decelerate and job growth to remain at least moderate, enabling the Fed to shift to a policy of quantitative easing from its cycle of quantitative tightening and to start to cut interest rates in the first half of 2024.
Based on this view, we extended the Fund’s duration toward the end of the annual period and intend to maintain an emphasis on spread sectors, especially corporate bonds, going forward. Of course, an increase in inflation, an overheated economy or significant job growth may cause us to reevaluate our view of Fed policy ahead and, in turn, our evaluation of the Fund’s sector allocations and duration and yield curve positioning.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2023 (unaudited)

Ten Largest Holdings*
Issue	Principal Amount	Value	Percentage of Net Assets
U.S. Treasury Notes, 2.25%, 8/15/27	$1,906,300	$1,797,879	4.7%
U.S. Treasury Notes, 2.25%, 11/15/24	1,100,000	1,075,379	2.8%
FNMA Pool #BX7762, 5.00%, 3/1/53	1,024,756	1,013,937	2.7%
U.S. Treasury Bonds, 2.25%, 8/15/49	1,400,000	977,484	2.6%
FNMA Pool #FM9834, 3.50%, 6/1/49	1,043,464	972,181	2.6%
FHLMC Pool #SD8256, 4.00%, 10/1/52	1,002,046	947,712	2.5%
U.S. Treasury Bonds, 3.00%, 2/15/48	1,050,000	855,627	2.3%
U.S. Treasury Bonds, 2.88%, 5/15/43	1,000,000	820,899	2.2%
FNMA Pool #CB5892, 4.50%, 3/1/53	798,158	773,940	2.0%
FNMA Pool #MA5106, 5.00%, 8/1/53	779,051	770,722	2.0%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investments In Securities*

*	Excludes short-term investments, if any.

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

Coupon Distribution
Percentage of Total Investments In Securities*
Less than 4%	58.4%
4 - 4.99%	26.1%
5 - 5.99%	11.8%
6 - 6.99%	1.3%
Greater or equal to 7%	2.4%
Total	100.0%

*	Excludes short-term investments, if any.
The following graph compares the performance of the Value Line Core Bond Fund to that of the Bloomberg US Aggregate Bond Index*** (the “Index”). The Value Line Core Bond Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Core Bond Fund and the Bloomberg US Aggregate Bond Index***
Value Line Core Bond Fund

As of 12/31/2023

Performance Data: **
Average Annual Total Returns (For year ended 12/31/2023)
	1 Yr	5 Yrs	10 Yrs
Value Line Core Bond Fund	4.72%	0.55%	1.17%
Bloomberg US Aggregate Bond Index***	5.53%	1.10%	1.81%

Value Line Core Bond Fund
Portfolio Highlights at December 31, 2023 (unaudited) (continued)

**
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestments of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
***
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this Index.

Value Line Core Bond Fund
Schedule of Investments
December 31, 2023

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS 2.3%
$ 288,756	FHLMC, Series 2023-DNA1, Class M1A, REMIC, (SOFR30A + 2.10%), 7.44%, 3/25/43(1)(2)	$293,332
286,899	FNMA, Series 2023-R02, Class 1M1, (SOFR30A + 2.30%), 7.64%, 1/25/43(1)(2)	293,710
297,315	FNMA, Series 2023-R04, Class 1M1, (SOFR30A + 2.30%), 7.64%, 5/25/43(1)(2)	303,570
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $875,763)		890,612
COMMERCIAL MORTGAGE-BACKED SECURITIES 2.0%
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	148,884
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	190,179
175,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.73%, 2/25/48(1)(2)	170,805
132,977	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	109,472
98,335	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	90,789
31,539	Sequoia Mortgage Trust, Series 2004-8, Class A1, (SOFR + 0.81%), 6.17%, 9/20/34(2)	27,576
23,049	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	22,676
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $859,686)		760,381
CORPORATE BONDS & NOTES 34.2%
BASIC MATERIALS 0.8%
	IRON/STEEL 0.4%
165,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31(3)	148,664
	MINING 0.4%
145,000	Freeport-McMoRan, Inc., Guaranteed Notes, 4.63%, 8/1/30	141,697
		290,361
COMMUNICATIONS 3.4%
	INTERNET 0.7%
150,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(3)	137,506
150,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	152,006
		289,512
	MEDIA 0.8%
150,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	148,574
150,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	147,911
		296,485
Principal Amount		Value
CORPORATE BONDS & NOTES 34.2% (continued)
COMMUNICATIONS 3.4% (continued)
	TELECOMMUNICATIONS 1.9%
$ 150,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33	$122,253
150,000	Bell Canada Co. (The), 5.10%, 5/11/33(3)	153,919
150,000	Cisco Systems, Inc., 5.50%, 1/15/40	159,673
150,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31	137,129
175,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	145,157
		718,131
		1,304,128
CONSUMER, CYCLICAL 4.2%
	AUTO MANUFACTURERS 1.1%
150,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30(3)	125,090
170,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	162,675
150,000	General Motors Financial Co., Inc., 5.80%, 1/7/29	153,504
		441,269
	HOME BUILDERS 0.4%
152,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(3)	152,731
	LODGING 0.8%
150,000	Hyatt Hotels Corp., Senior Unsecured Notes, 1.80%, 10/1/24	145,536
150,000	Marriott International, Inc., 4.90%, 4/15/29	150,975
		296,511
	RETAIL 1.9%
150,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	145,627
150,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	125,302
150,000	McDonald's Corp., Senior Unsecured Notes, 4.60%, 9/9/32(3)	151,433
150,000	O'Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	144,565
150,000	TJX Cos., Inc. (The), 2.25%, 9/15/26(3)	141,673
		708,600
		1,599,111
CONSUMER, NON-CYCLICAL 7.8%
	BEVERAGES 1.4%
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(3)	156,045
150,000	Constellation Brands, Inc., 2.25%, 8/1/31	126,040
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	148,481
135,000	Diageo Capital PLC, Guaranteed Notes, 2.00%, 4/29/30	116,592
		547,158
	BIOTECHNOLOGY 1.1%
160,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	148,773
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 34.2% (continued)
CONSUMER, NON-CYCLICAL 7.8% (continued)
	BIOTECHNOLOGY 1.1% (continued)
$ 150,000	Gilead Sciences, Inc., 4.60%, 9/1/35	$148,368
150,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	123,331
		420,472
	COMMERCIAL SERVICES 0.7%
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	142,463
155,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	138,803
		281,266
	HEALTHCARE PRODUCTS 0.4%
150,000	Stryker Corp., 3.38%, 11/1/25	146,001
	HEALTHCARE SERVICES 1.2%
150,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	143,809
150,000	Elevance Health, Inc., 4.75%, 2/15/33	150,052
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	149,779
		443,640
	PHARMACEUTICALS 3.0%
150,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	143,835
150,000	Astrazeneca Finance LLC, 4.88%, 3/3/28	152,928
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	145,357
150,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	123,909
150,000	Eli Lilly & Co., 4.70%, 2/27/33	153,816
150,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	136,361
150,000	Pfizer Investment Enterprises Pte. Ltd., 4.65%, 5/19/30	151,056
165,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	126,811
		1,134,073
		2,972,610
ENERGY 3.5%
	OIL & GAS 1.2%
150,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	142,913
150,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	148,411
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	149,969
		441,293
	PIPELINES 2.3%
150,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	148,948
150,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	122,837
150,000	Energy Transfer LP, 5.25%, 4/15/29	151,122
150,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	143,790
Principal Amount		Value
CORPORATE BONDS & NOTES 34.2% (continued)
ENERGY 3.5% (continued)
	PIPELINES 2.3% (continued)
$ 150,000	Kinder Morgan, Inc., 5.20%, 6/1/33	$149,097
150,000	Targa Resources Corp., 6.50%, 3/30/34	161,890
		877,684
		1,318,977
FINANCIAL 9.0%
	BANKS 4.4%
150,000	Bank of America Corp., (SOFR + 2.16%), 5.02%, 7/22/33(2)	148,385
150,000	Bank of New York Mellon Corp., (SOFR + 1.51%), 4.71%, 2/1/34(2)	146,718
160,000	Citigroup, Inc., Senior Unsecured Notes, (SOFR + 1.16%), 3.35%, 4/24/25(2)	158,774
165,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	158,320
175,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	170,987
150,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	147,029
175,000	JPMorgan Chase & Co., Senior Unsecured Notes, (SOFR + 1.64%), 3.96%, 11/15/48(2)	146,510
150,000	Morgan Stanley, (SOFR + 2.56%), 6.34%, 10/18/33(2)	161,745
150,000	NatWest Group PLC, (1 yr. CMT + 1.35%), 5.85%, 3/2/27(2)	151,255
160,000	Royal Bank of Canada, 5.00%, 2/1/33	162,704
150,000	Wells Fargo & Co., (SOFR + 2.13%), 4.61%, 4/25/53(2)	134,854
		1,687,281
	DIVERSIFIED FINANCIALS 1.6%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	162,509
150,000	Ally Financial, Inc., Senior Unsecured Notes, 4.75%, 6/9/27	144,744
165,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	162,194
150,000	Synchrony Financial, 4.88%, 6/13/25	147,438
		616,885
	INSURANCE 0.4%
150,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	141,629
	REITS 2.6%
150,000	American Tower Corp., 5.50%, 3/15/28	153,315
150,000	Crown Castle, Inc., Senior Unsecured Notes, 3.80%, 2/15/28	142,487
150,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	127,324
150,000	Extra Space Storage LP, 2.20%, 10/15/30	124,766
150,000	Kimco Realty Corp., Senior Unsecured Notes, 2.25%, 12/1/31	122,469
150,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	147,173
See Notes to Financial Statements.

December 31, 2023

Principal Amount		Value
CORPORATE BONDS & NOTES 34.2% (continued)
FINANCIAL 9.0% (continued)
	REITS 2.6% (continued)
$ 150,000	Weyerhaeuser Co., 4.75%, 5/15/26	$149,278
		966,812
		3,412,607
INDUSTRIAL 2.1%
	AEROSPACE/DEFENSE 0.4%
150,000	RTX Corp., 4.50%, 6/1/42	136,217
	ELECTRONICS 0.7%
160,000	Amphenol Corp., Senior Unsecured Notes, 2.20%, 9/15/31	134,630
150,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	148,113
		282,743
	MISCELLANEOUS MANUFACTURERS 0.4%
150,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	135,818
	TRANSPORTATION 0.6%
150,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	113,381
150,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	114,904
		228,285
		783,063
TECHNOLOGY 2.6%
	COMPUTERS 0.8%
150,000	Apple, Inc., 4.65%, 2/23/46	147,962
150,000	Dell International LLC/EMC Corp., Senior Unsecured Notes, 4.90%, 10/1/26	150,239
		298,201
	SEMICONDUCTORS 1.0%
150,000	Analog Devices, Inc., Senior Unsecured Notes, 2.80%, 10/1/41	111,656
150,000	Broadcom, Inc., 4.30%, 11/15/32	143,905
150,000	NVIDIA Corp., 3.50%, 4/1/40	130,022
		385,583
	SOFTWARE 0.8%
150,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	134,370
150,000	Oracle Corp., 6.25%, 11/9/32	163,183
		297,553
		981,337
UTILITIES 0.8%
	ELECTRIC 0.8%
150,000	Duke Energy Corp., Senior Unsecured Notes, 4.50%, 8/15/32	145,193
150,000	Southern Co., 5.70%, 3/15/34	157,728
		302,921
TOTAL CORPORATE BONDS & NOTES (Cost $13,517,390)		12,965,115
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 2.3%
	CALIFORNIA 0.8%
$ 150,000	Regents of the University of California Medical Center Pooled Revenue, Series Q, 4.13%, 5/15/32	$143,915
150,000	State of California, GO, 5.70%, 10/1/32	160,730
		304,645
	OREGON 0.3%
145,000	State of Oregon, Series C, GO, 2.38%, 5/1/36	113,159
	TEXAS 1.2%
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, Series C, 4.45%, 11/15/43	452,913
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $944,039)		870,717
RESIDENTIAL MORTGAGE-BACKED SECURITIES 28.0%
76,904	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	75,363
32,206	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	30,619
4,132	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	4,080
16,288	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	15,437
18,820	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	18,204
34,973	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	33,111
110,546	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	102,154
131,357	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	126,814
28,583	FHLMC Gold Pool #Q57991, 4.00%, 8/1/48	27,576
174,884	FHLMC Pool #QB2958, 3.00%, 9/1/50	155,384
182,564	FHLMC Pool #QB5314, 2.50%, 11/1/50	156,114
222,593	FHLMC Pool #QB8153, 2.50%, 1/1/51	190,522
783,552	FHLMC Pool #QF1236, 4.50%, 10/1/52	759,777
132,132	FHLMC Pool #SD8023, 2.50%, 11/1/49	113,351
140,176	FHLMC Pool #SD8163, 3.50%, 8/1/51	129,168
418,904	FHLMC Pool #SD8173, 2.50%, 10/1/51	356,646
1,002,046	FHLMC Pool #SD8256, 4.00%, 10/1/52	947,712
47,324	FNMA Pool #AB2346, 4.50%, 2/1/41	47,263
23,130	FNMA Pool #AB5231, 2.50%, 5/1/27	22,305
22,927	FNMA Pool #AB5716, 3.00%, 7/1/27	22,248
45,983	FNMA Pool #AI4285, 5.00%, 6/1/41	46,672
204,234	FNMA Pool #AR6394, 3.00%, 2/1/43	187,725
56,775	FNMA Pool #AS5892, 3.50%, 10/1/45	52,987
18,939	FNMA Pool #AS6102, 3.50%, 11/1/45	17,675
33,107	FNMA Pool #AS6205, 3.50%, 11/1/45	30,898
25,366	FNMA Pool #AS6385, 4.00%, 12/1/45	24,454
63,335	FNMA Pool #AS9562, 3.00%, 5/1/47	57,115
72,346	FNMA Pool #AU4279, 3.00%, 9/1/43	66,494
57,652	FNMA Pool #AV0703, 4.00%, 12/1/43	56,037
22,735	FNMA Pool #AW7362, 2.50%, 8/1/29	21,618
66,062	FNMA Pool #AX0416, 4.00%, 8/1/44	63,443
See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 28.0% (continued)
$ 40,125	FNMA Pool #AY1670, 3.50%, 2/1/45	$37,449
24,544	FNMA Pool #AY4195, 4.00%, 5/1/45	23,670
31,833	FNMA Pool #BA3885, 3.50%, 11/1/45	29,709
1,024,756	FNMA Pool #BX7762, 5.00%, 3/1/53	1,013,937
130,806	FNMA Pool #CA2320, 3.50%, 9/1/48	122,979
63,202	FNMA Pool #CA5540, 3.00%, 4/1/50	56,618
716,059	FNMA Pool #CB0856, 3.00%, 6/1/51	634,320
798,158	FNMA Pool #CB5892, 4.50%, 3/1/53	773,940
1,043,464	FNMA Pool #FM9834, 3.50%, 6/1/49	972,181
50,310	FNMA Pool #MA0641, 4.00%, 2/1/31	49,317
69,323	FNMA Pool #MA4012, 2.00%, 5/1/35	62,538
444,920	FNMA Pool #MA4548, 2.50%, 2/1/52	378,677
779,051	FNMA Pool #MA5106, 5.00%, 8/1/53	770,722
11,278	FNMA REMIC Trust Series 2013-18, Series 2013-18, Class AE, 2.00%, 3/25/28	10,800
6,543	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	6,267
1,281,683	GNMA, Series 2021-98, Class IG, IO, 3.00%, 6/20/51	203,496
33,254	GNMA II Pool #5332, 4.00%, 3/20/42	32,594
122,866	GNMA II Pool #MA3937, 3.50%, 9/20/46	115,607
113,106	GNMA II Pool #MA7054, 3.50%, 12/20/50	106,204
121,232	GNMA II Pool #MA7651, 3.50%, 10/20/51	113,058
401,836	GNMA II Pool #MA8945, 4.00%, 6/20/53	383,417
864,738	Government National Mortgage Association, MBS, 2.50%, 11/20/51	756,123
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $11,338,673)		10,612,589
U.S. TREASURY OBLIGATIONS 28.4%
120,000	U.S. Treasury Bonds, 5.38%, 2/15/31	131,498
250,000	U.S. Treasury Bonds, 4.38%, 2/15/38	262,695
650,000	U.S. Treasury Bonds, 3.50%, 2/15/39	615,596
600,000	U.S. Treasury Bonds, 1.13%, 5/15/40	386,672
1,000,000	U.S. Treasury Bonds, 2.88%, 5/15/43	820,899
1,050,000	U.S. Treasury Bonds, 3.00%, 2/15/48	855,627
1,400,000	U.S. Treasury Bonds, 2.25%, 8/15/49	977,484
650,000	U.S. Treasury Bonds, 2.25%, 2/15/52	450,582
1,100,000	U.S. Treasury Notes, 2.25%, 11/15/24	1,075,379
325,000	U.S. Treasury Notes, 3.00%, 9/30/25	317,510
575,000	U.S. Treasury Notes, 4.50%, 7/15/26	580,346
1,906,300	U.S. Treasury Notes, 2.25%, 8/15/27	1,797,879
450,000	U.S. Treasury Notes, 2.75%, 2/15/28	430,154
200,000	U.S. Treasury Notes, 3.50%, 1/31/30	195,602
300,000	U.S. Treasury Notes, 1.50%, 2/15/30	261,363
500,000	U.S. Treasury Notes, 1.13%, 2/15/31	417,363
525,000	U.S. Treasury Notes, 2.75%, 8/15/32	480,785
750,000	U.S. Treasury Notes, 3.38%, 5/15/33	719,766
TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,748,024)		10,777,200

Shares		Value
SHORT-TERM INVESTMENTS 3.2%
	MONEY MARKET FUNDS 3.2%
842,903	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32%(4)	$842,903
372,250	State Street Navigator Securities Lending Government Money Market Portfolio(5)	372,250
		1,215,153
TOTAL SHORT-TERM INVESTMENTS (Cost $1,215,153)		1,215,153
TOTAL INVESTMENTS IN SECURITIES 100.4% (Cost $40,498,728)		$38,091,767
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.4)%		(146,009)
NET ASSETS 100.0%		$37,945,758

(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(2)
Floating or variable rate security. The rate disclosed is
the rate in effect as of December 31, 2023. The
information in parentheses represents the benchmark
and reference rate for each relevant security and the rate
adjusts based upon the reference rate and spread. The
security may be further subject to interest rate floor and
caps. For securities which do not indicate a reference rate
and spread in their descriptions, the interest rate adjusts
periodically based on current interest rates and, for
mortgage-backed securities, prepayments in the
underlying pool of assets.

(3)	A portion or all of the security was held on loan. As of December 31, 2023, the market value of the securities on loan was $1,168,634.
(4)	Rate reflects 7 day yield as of December 31, 2023.
(5)
Securities with an aggregate market value of $1,168,634
were out on loan in exchange for collateral including
$372,250 of cash collateral as of December 31, 2023.
The collateral was invested in a cash collateral
reinvestment vehicle.

CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
FREMF	Freddie Mac Multifamily.
GNMA	Government National Mortgage Association.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
See Notes to Financial Statements.

December 31, 2023

The following table summarizes the inputs used to value the Fund's investments in securities as of December 31, 2023 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Collateralized Mortgage Obligations	$—	$890,612	$—	$890,612
Commercial Mortgage-Backed Securities	—	760,381	—	760,381
Corporate Bonds & Notes*	—	12,965,115	—	12,965,115
Long-Term Municipal Securities*	—	870,717	—	870,717
Residential Mortgage-Backed Securities	—	10,612,589	—	10,612,589
U.S. Treasury Obligations	—	10,777,200	—	10,777,200
Short-Term Investments	1,215,153	—	—	1,215,153
Total Investments in Securities	$1,215,153	$36,876,614	$—	$38,091,767

*	See Schedule of Investments for further breakdown by category.
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2023

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.
Assets:
Investments in securities, at value*	$532,693,999	$1,254,850,165
Receivable for capital shares sold	1,582,355	11,679,241
Receivable for securities sold	1,396,062	—
Dividends and interest receivable	272,599	750,706
Prepaid expenses	55,697	77,157
Receivable for securities lending income	302	1,436
Total Assets	536,001,014	1,267,358,705
Liabilities:
Payable for securities purchased	1,383,056	1,738,146
Payable for capital shares redeemed	203,928	2,831,508
Accrued expenses:
Advisory fee	307,871	662,959
Service and distribution plan fees	66,605	72,337
Auditing and legal fees payable	32,420	58,946
Printing fee payable	23,438	41,675
Transfer agent fees	6,591	8,408
Sub-transfer agent fees	4,715	—
Other	23,988	80,337
Total Liabilities	2,052,612	5,494,316
Commitments and contingent liabilities(1)
Net Assets	$533,948,402	$1,261,864,389
Net assets consist of:
Capital stock, at $0.001 and $1.00 par value, respectively (authorized 300,000,000 and 50,000,000 shares, respectively)	$10,150	$38,947,284
Additional paid-in capital	296,016,668	895,701,519
Distributable Earnings/(Loss)	237,921,584	327,215,586
Net Assets	$533,948,402	$1,261,864,389
Net Asset Value Per Share
Investor Class
Net Assets	$321,657,771	$424,470,885
Shares Outstanding	6,184,906	13,165,842
Net Asset Value, Offering and Redemption Price per Outstanding Share	$52.01	$32.24
Institutional Class
Net Assets	$212,290,631	$837,393,504
Shares Outstanding	3,965,031	25,781,442
Net Asset Value, Offering and Redemption Price per Outstanding Share	$53.54	$32.48
*Includes securities on loan of	$—	$10,919,581
Cost of investments	$288,939,611	$928,769,842

(1)	See Note 5 in Notes to the Financial Statements.
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2023 (continued)

	Value Line Select Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$417,432,405	$317,537,065
Dividends and interest receivable	714,311	51,686
Prepaid expenses	27,247	22,501
Receivable for capital shares sold	24,393	348,855
Receivable for securities lending income	—	1,500
Total Assets	418,198,356	317,961,607
Liabilities:
Payable for capital shares redeemed	224,477	59,180
Payable upon return of securities on loan (See Note 1(K))	—	535,925
Payable for securities purchased	—	2,948,873
Accrued expenses:
Advisory fee	249,778	180,474
Service and distribution plan fees	83,139	62,419
Auditing and legal fees payable	29,588	24,539
Transfer agent fees	23,209	10,361
Printing fee payable	23,175	16,734
Sub-transfer agent fees	4,522	3,298
Directors’ fees and expenses	2,039	—
Other	24,207	21,172
Total Liabilities	664,134	3,862,975
Commitments and contingent liabilities(1)
Net Assets	$417,534,222	$314,098,632
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000 and 50,000,000 shares, respectively)	$12,184,661	$10,673,558
Additional paid-in capital	173,052,302	196,468,571
Distributable Earnings/(Loss)	232,297,259	106,956,503
Net Assets	$417,534,222	$314,098,632
Net Asset Value Per Share
Investor Class
Net Assets	$397,990,382	$304,094,481
Shares Outstanding	11,621,288	10,339,924
Net Asset Value, Offering and Redemption Price per Outstanding Share	$34.25	$29.41
Institutional Class
Net Assets	$19,543,840	$10,004,151
Shares Outstanding	563,373	333,634
Net Asset Value, Offering and Redemption Price per Outstanding Share	$34.69	$29.99
*Includes securities on loan of	$—	$9,527,742
Cost of investments	$198,911,708	$203,998,439

(1)	See Note 5 in Notes to the Financial Statements.
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2023 (continued)

	Value Line Asset Allocation Fund, Inc.	Value Line Capital Appreciation Fund, Inc.
Assets:
Investments in securities, at value*	$947,306,829	$454,398,381
Dividends and interest receivable	3,292,286	1,187,910
Receivable for capital shares sold	2,811,395	438,607
Prepaid expenses	41,724	27,142
Receivable for securities lending income	1,003	13,293
Total Assets	953,453,237	456,065,333
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	3,823,003	11,680,188
Payable for capital shares redeemed	603,210	184,942
Accrued expenses:
Advisory fee	506,667	233,876
Service and distribution plan fees	81,586	72,457
Printing fee payable	54,994	29,425
Auditing and legal fees payable	43,864	29,662
Transfer agent fees	22,386	15,737
Sub-transfer agent fees	18,654	7,760
Directors’ fees and expenses	113	2,271
Other	35,897	39,935
Total Liabilities	5,190,374	12,296,253
Commitments and contingent liabilities(1)
Net Assets	$948,262,863	$443,769,080
Net assets consist of:
Capital stock, at $0.001 and $1.00 par value, respectively (authorized 300,000,000 and 75,000,000 shares, respectively)	$23,263	$42,255,869
Additional paid-in capital	653,614,736	327,492,920
Distributable Earnings/(Loss)	294,624,864	74,020,291
Net Assets	$948,262,863	$443,769,080
Net Asset Value Per Share
Investor Class
Net Assets	$387,503,773	$348,141,930
Shares Outstanding	9,517,278	33,148,019
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.72	$10.50
Institutional Class
Net Assets	$560,759,090	$95,627,150
Shares Outstanding	13,745,749	9,107,850
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.80	$10.50
*Includes securities on loan of	$6,749,681	$20,708,639
Cost of investments	$678,779,934	$346,413,025

(1)	See Note 5 in Notes to the Financial Statements.
See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2023 (continued)

Value Line Core Bond Fund
Assets:
Investments in securities, at value*	$38,091,767
Dividends and interest receivable	289,372
Prepaid expenses	6,805
Receivable for capital shares sold	4,000
Receivable for securities lending income	140
Total Assets	38,392,084
Liabilities:
Payable upon return of securities on loan (See Note 1(K))	372,250
Dividends payable to shareholders	8,842
Payable for capital shares redeemed	5,965
Accrued expenses:
Printing fee payable	14,204
Auditing and legal fees payable	14,154
Custody and accounting fees payable	11,878
Transfer agent fees	4,987
Advisory fee	4,087
Directors’ fees and expenses	355
Other	9,604
Total Liabilities	446,326
Commitments and contingent liabilities(1)
Net Assets	$37,945,758
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares)	$28,770
Additional paid-in capital	43,587,916
Distributable Earnings/(Loss)	(5,670,928)
Net Assets	$37,945,758
Net Asset Value Per Share
Investor Class
Net Assets	$37,945,758
Shares Outstanding	2,876,983
Net Asset Value, Offering and Redemption Price per Outstanding Share	$13.19
*Includes securities on loan of	$1,168,634
Cost of investments	$40,498,728

(1)	See Note 5 in Notes to the Financial Statements.
See Notes to Financial Statements.

Statements of Operations

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $29,433, respectively)	$3,912,989	$10,334,610
Securities lending income (Net)	4,809	18,990
Total Income	3,917,798	10,353,600
Expenses:
Advisory fees	3,250,784	5,393,874
Service and distribution plan fees	740,432	834,407
Sub-transfer agent fees	299,954	516,409
Auditing and legal fees	146,934	262,857
Custody and accounting fees	82,025	109,577
Registration and filing fees	71,594	212,428
Transfer agent fees	64,674	255,374
Directors’ fees and expenses	64,164	116,890
Printing and postage fees	39,179	95,124
Fund administration fees	31,001	31,000
Compliance and tax service fees	29,007	39,486
Insurance fees	23,181	45,997
Other	41,234	49,745
Recoupment (See Note 5)	310	—
Total Expenses Before Fees Waived (See Note 5)	4,884,473	7,963,168
Less: Fees Waived/Reimbursed by the Advisor	(76,077)	(18,602)
Net Expenses	4,808,396	7,944,566
Net Investment Income/(Loss)	(890,598)	2,409,034
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	(3,163,469)	319,202
Foreign currency transactions	—	(199)
	(3,163,469)	319,003
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	91,699,908	181,317,798
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	88,536,439	181,636,801
Net Increase/(Decrease) in Net Assets from Operations	$87,645,841	$184,045,835
See Notes to Financial Statements.

Statements of Operations (continued)

	Value Line Select Growth Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $8,811 and $0, respectively)	$4,492,500	$1,391,950
Securities lending income (Net)	—	12,236
Total Income	4,492,500	1,404,186
Expenses:
Advisory fees	2,749,075	1,875,010
Service and distribution plan fees	903,559	633,495
Auditing and legal fees	128,562	92,536
Transfer agent fees	114,431	102,794
Sub-transfer agent fees	90,236	32,542
Custody and accounting fees	71,828	65,271
Registration and filing fees	66,762	63,904
Directors’ fees and expenses	54,834	33,472
Printing and postage fees	37,988	27,482
Insurance fees	34,515	20,518
Fund administration fees	30,999	30,999
Compliance and tax service fees	26,085	21,025
Other	39,278	37,155
Recoupment (See Note 5)	855	3,232
Total Expenses Before Fees Waived (See Note 5)	4,349,007	3,039,435
Less: Fees Waived/Reimbursed by the Advisor	(28,799)	(70,055)
Net Expenses	4,320,208	2,969,380
Net Investment Income/(Loss)	172,292	(1,565,194)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	44,668,998	235,276
Foreign currency transactions	(9)	—
	44,668,989	235,276
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	58,069,612	119,054,270
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	102,738,601	119,289,546
Net Increase/(Decrease) in Net Assets from Operations	$102,910,893	$117,724,352
See Notes to Financial Statements.

Statements of Operations (continued)

	Value Line Asset Allocation Fund, Inc.	Value Line Capital Appreciation Fund, Inc.
Investment Income:
Interest	$10,380,569	$3,766,554
Dividends (net of foreign withholding tax of $24 and $10,647, respectively)	9,167,556	3,848,014
Securities lending income (Net)	18,677	196,401
Total Income	19,566,802	7,810,969
Expenses:
Advisory fees	5,918,578	2,639,514
Service and distribution plan fees	934,434	791,130
Sub-transfer agent fees	533,615	170,112
Auditing and legal fees	290,178	140,781
Transfer agent fees	207,369	145,017
Directors’ fees and expenses	141,235	60,816
Custody and accounting fees	130,122	100,995
Registration and filing fees	86,236	71,836
Printing and postage fees	78,716	43,845
Insurance fees	58,491	40,013
Compliance and tax service fees	52,469	27,913
Fund administration fees	30,999	31,000
Other	55,438	42,317
Total Expenses Before Fees Waived (See Note 5)	8,517,880	4,305,289
Less: Fees Waived/Reimbursed by the Advisor	—	(41,652)
Net Expenses	8,517,880	4,263,637
Net Investment Income/(Loss)	11,048,922	3,547,332
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	87,715,477	(17,058,330)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	83,142,678	132,715,092
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	170,858,155	115,656,762
Net Increase/(Decrease) in Net Assets from Operations	$181,907,077	$119,204,094
See Notes to Financial Statements.

Statements of Operations (continued)

Value Line Core Bond Fund
Investment Income:
Interest	$1,387,534
Dividends	113,738
Securities lending income (Net)	2,757
Total Income	1,504,029
Expenses:
Advisory fees	123,931
Service and distribution plan fees	97,765
Custody and accounting fees	70,918
Transfer agent fees	50,559
Registration and filing fees	37,275
Fund administration fees	31,000
Auditing and legal fees	27,220
Printing and postage fees	11,373
Compliance and tax service fees	10,037
Directors’ fees and expenses	5,145
Insurance fees	1,815
Other	35,321
Total Expenses Before Fees Waived (See Note 5)	502,359
Less: Fees Waived/Reimbursed by the Advisor	(78,228)
Less: Service and Distribution Plan Fees Waived	(97,765)
Net Expenses	326,366
Net Investment Income/(Loss)	1,177,663
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain/(Loss) From:
Investments in securities	(2,162,274)
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	2,731,835
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments	569,561
Net Increase/(Decrease) in Net Assets from Operations	$1,747,224
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended December 31, 2023	Period Ended December 31, 2022*	Year Ended March 31, 2022
Operations:
Net investment income/(loss)	$(890,598)	$(76,858)	$(2,258,286)
Net realized gain/(loss) on investments and foreign currency	(3,163,469)	12,566,124	19,499,476
Change in net unrealized appreciation/(depreciation) on investments	91,699,908	(53,121,918)	(31,182,773)
Net increase/(decrease) in net assets from operations	87,645,841	(40,632,652)	(13,941,583)
Distributions to Shareholders from:
Investor Class	(2,614,949)	(7,459,546)	(21,858,560)
Institutional Class	(1,588,725)	(2,462,064)	(7,681,925)
	(4,203,674)	(9,921,610)	(29,540,485)
Share Transactions:
Proceeds from sale of shares
Investor Class	23,080,276	5,203,536	12,595,498
Institutional Class	117,496,386	15,630,836	42,828,529
Proceeds from reinvestment of distributions to shareholders
Investor Class	2,593,186	7,370,018	21,567,199
Institutional Class	1,548,328	2,422,886	7,626,154
Cost of shares redeemed
Investor Class	(35,246,811)	(29,798,131)	(60,555,544)
Institutional Class	(27,478,446)	(36,809,974)	(31,534,058)
Net increase/(decrease) in net assets from capital share transactions	81,992,919	(35,980,829)	(7,472,222)
Total increase/(decrease) in net assets	165,435,086	(86,535,091)	(50,954,290)
Net Assets:
Beginning of year	368,513,316	455,048,407	506,002,697
End of year	$533,948,402	$368,513,316	$455,048,407
Capital Share Transactions:
Shares sold
Investor Class	483,677	119,481	234,434
Institutional Class	2,381,879	346,209	791,942
Shares issued to shareholders in reinvestment of distributions
Investor Class	51,067	166,254	406,698
Institutional Class	29,622	53,239	140,548
Shares redeemed
Investor Class	(747,457)	(680,191)	(1,129,530)
Institutional Class	(563,699)	(838,716)	(576,331)

*	For the nine month period ended December 31, 2022.
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Mid Cap Focused Fund, Inc.		Value Line Select Growth Fund, Inc.
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$2,409,034	$889,712	$172,292	$(1,415,817)
Net realized gain/(loss) on investments and foreign currency	319,003	23,352,792	44,668,989	32,669,166
Change in net unrealized appreciation/(depreciation) on investments	181,317,798	(69,497,314)	58,069,612	(133,069,415)
Net increase/(decrease) in net assets from operations	184,045,835	(45,254,810)	102,910,893	(101,816,066)
Distributions to Shareholders from:
Investor Class	(113,528)	(18,517,510)	(36,539,060)	(36,873,982)
Institutional Class	(1,816,376)	(16,342,913)	(1,808,302)	(1,192,230)
	(1,929,904)	(34,860,423)	(38,347,362)	(38,066,212)
Share Transactions:
Proceeds from sale of shares
Investor Class	142,821,511	40,266,093	5,220,848	9,362,171
Institutional Class	595,415,538	163,549,665	9,878,151	1,646,171
Proceeds from reinvestment of distributions to shareholders
Investor Class	92,050	17,788,155	35,280,364	35,541,509
Institutional Class	1,681,591	14,303,115	1,752,043	1,148,276
Cost of shares redeemed
Investor Class	(62,295,463)	(52,198,292)	(36,268,595)	(64,488,504)
Institutional Class	(126,095,577)	(70,920,693)	(5,206,744)	(3,412,772)
Net increase/(decrease) in net assets from capital share transactions	551,619,650	112,788,043	10,656,067	(20,203,149)
Total increase/(decrease) in net assets	733,735,581	32,672,810	75,219,598	(160,085,427)
Net Assets:
Beginning of year	528,128,808	495,455,998	342,314,624	502,400,051
End of year	$1,261,864,389	$528,128,808	$417,534,222	$342,314,624
Capital Share Transactions:
Shares sold
Investor Class	4,938,007	1,456,599	158,664	264,675
Institutional Class	20,515,111	5,931,133	293,538	48,704
Shares issued to shareholders in reinvestment of distributions
Investor Class	2,846	651,104	1,033,705	1,189,475
Institutional Class	52,583	519,924	50,681	38,085
Shares redeemed
Investor Class	(2,163,808)	(1,903,065)	(1,105,555)	(1,949,030)
Institutional Class	(4,326,212)	(2,546,765)	(153,195)	(101,255)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$(1,565,194)	$(780,674)
Net realized gain/(loss) on investments	235,276	(4,928,797)
Change in net unrealized appreciation/(depreciation) on investments	119,054,270	(136,211,646)
Net increase/(decrease) in net assets from operations	117,724,352	(141,921,117)
Distributions to Shareholders from:
Investor Class	—	(25,577,632)
Institutional Class	—	(504,353)
	—	(26,081,985)
Share Transactions:
Proceeds from sale of shares
Investor Class	15,087,152	2,018,071
Institutional Class	5,296,495	1,349,644
Proceeds from reinvestment of distributions to shareholders
Investor Class	929	24,534,042
Institutional Class	—	504,353
Cost of shares redeemed
Investor Class	(26,501,619)	(29,153,077)
Institutional Class	(2,190,836)	(2,978,782)
Net increase/(decrease) in net assets from capital share transactions	(8,307,879)	(3,725,749)
Total increase/(decrease) in net assets	109,416,473	(171,728,851)
Net Assets:
Beginning of year	204,682,159	376,411,010
End of year	$314,098,632	$204,682,159
Capital Share Transactions:
Shares sold
Investor Class	577,865	80,218
Institutional Class	203,791	47,853
Shares issued to shareholders in reinvestment of distributions
Investor Class	44	1,251,795
Institutional Class	—	25,306
Shares redeemed
Investor Class	(1,088,062)	(1,182,637)
Institutional Class	(87,129)	(107,126)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Asset Allocation Fund, Inc.
	Year Ended December 31, 2023	Period Ended December 31, 2022*	Year Ended March 31, 2022
Operations:
Net investment income/(loss)	$11,048,922	$5,029,611	$4,088,777
Net realized gain/(loss) on investments and foreign currency	87,715,477	30,602,944	100,796,731
Change in net unrealized appreciation/(depreciation) on investments	83,142,678	(159,997,607)	(5,767,838)
Net increase/(decrease) in net assets from operations	181,907,077	(124,365,052)	99,117,670
Distributions to Shareholders from:
Investor Class	(35,390,413)	(21,445,941)	(36,991,741)
Institutional Class	(51,976,292)	(36,399,992)	(78,180,633)
	(87,366,705)	(57,845,933)	(115,172,374)
Share Transactions:
Proceeds from sale of shares
Investor Class	16,883,889	11,349,157	74,629,812
Institutional Class	61,530,093	55,211,793	255,362,228
Proceeds from reinvestment of distributions to shareholders
Investor Class	34,071,801	20,629,146	35,510,337
Institutional Class	50,629,390	35,347,148	76,064,513
Cost of shares redeemed
Investor Class	(73,040,376)	(93,642,302)	(232,929,799)
Institutional Class	(183,840,916)	(318,901,827)	(559,927,173)
Net increase/(decrease) in net assets from capital share transactions	(93,766,119)	(290,006,885)	(351,290,082)
Total increase/(decrease) in net assets	774,253	(472,217,870)	(367,344,786)
Net Assets:
Beginning of year	947,488,610	1,419,706,480	1,787,051,266
End of year	$948,262,863	$947,488,610	$1,419,706,480
Capital Share Transactions:
Shares sold
Investor Class	421,586	290,616	1,628,720
Institutional Class	1,536,582	1,410,469	5,536,165
Shares issued to shareholders in reinvestment of distributions
Investor Class	839,414	543,731	783,720
Institutional Class	1,245,189	930,188	1,676,134
Shares redeemed
Investor Class	(1,837,383)	(2,407,154)	(5,153,267)
Institutional Class	(4,614,074)	(8,223,343)	(12,705,212)

*	For the nine month period ended December 31, 2022.
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.
	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$3,547,332	$2,252,772
Net realized gain/(loss) on investments	(17,058,330)	(8,895,638)
Change in net unrealized appreciation/(depreciation) on investments	132,715,092	(185,679,014)
Net increase/(decrease) in net assets from operations	119,204,094	(192,321,880)
Distributions to Shareholders from:
Investor Class	(2,594,556)	(28,673,244)
Institutional Class	(922,424)	(8,788,632)
	(3,516,980)	(37,461,876)
Share Transactions:
Proceeds from sale of shares
Investor Class	42,099,683	11,383,375
Institutional Class	29,251,689	35,326,737
Proceeds from reinvestment of distributions to shareholders
Investor Class	2,421,837	27,086,503
Institutional Class	895,321	8,509,001
Cost of shares redeemed
Investor Class	(64,132,807)	(100,093,807)
Institutional Class	(41,161,891)	(86,597,207)
Net increase/(decrease) in net assets from capital share transactions	(30,626,168)	(104,385,398)
Total increase/(decrease) in net assets	85,060,946	(334,169,154)
Net Assets:
Beginning of year	358,708,134	692,877,288
End of year	$443,769,080	$358,708,134
Capital Share Transactions:
Shares sold
Investor Class	4,533,441	1,088,702
Institutional Class	3,221,824	3,442,690
Shares issued to shareholders in reinvestment of distributions
Investor Class	235,358	3,275,272
Institutional Class	87,009	1,028,900
Shares redeemed
Investor Class	(6,948,162)	(10,068,016)
Institutional Class	(4,480,277)	(9,074,155)
See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Core Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$1,177,663	$716,220
Net realized gain/(loss) on investments	(2,162,274)	(1,033,581)
Change in net unrealized appreciation/(depreciation) on investments	2,731,835	(5,907,025)
Net increase/(decrease) in net assets from operations	1,747,224	(6,224,386)
Distributions to Shareholders from:
Investor Class	(1,164,055)	(762,097)
Share Transactions (Investor Class):
Proceeds from sale of shares	264,022	1,182,592
Proceeds from reinvestment of distributions to shareholders	1,066,590	703,071
Cost of shares redeemed	(4,714,059)	(4,420,589)
Net increase/(decrease) in net assets from capital share transactions	(3,383,447)	(2,534,926)
Total decrease in net assets	(2,800,278)	(9,521,409)
Net Assets:
Beginning of year	40,746,036	50,267,445
End of year	$37,945,758	$40,746,036
Capital Share Transactions (Investor Class):
Shares sold	20,369	82,203
Shares issued to shareholders in reinvestment of dividends	82,476	52,082
Shares redeemed	(365,131)	(320,808)
See Notes to Financial Statements.

Value Line Small Cap Opportunities Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Year Ended December 31,	Period Ended December 31,	Year Ended March 31,
	2023	2022*	2022	2021	2020	2019

Net asset value, beginning of year	$42.99	$48.36	$53.12	$34.69	$48.31	$51.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.14)(1)	(0.03)(1)	(0.28)(1)	(0.22)(1)	(0.12)(1)	(0.02)
Net gains/(losses) on securities (both realized and unrealized)	9.59	(4.15)	(1.21)	22.68	(3.34)	3.09
Total from investment operations	9.45	(4.18)	(1.49)	22.46	(3.46)	3.07
Less distributions:
Distributions from net realized gains	(0.43)	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Total distributions	(0.43)	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Net asset value, end of year	$52.01	$42.99	$48.36	$53.12	$34.69	$48.31
Total return	22.00%	(8.73)%(2)	(3.34)%	65.92%	(11.25)%	7.80%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$321,658	$275,060	$328,455	$386,766	$297,244	$400,688
Ratio of expenses to average net assets	1.18%	1.18%(3)	1.16%	1.18%	1.19%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.30)%	(0.09)%(3)	(0.52)%	(0.48)%	(0.25)%	(0.24)%
Portfolio turnover rate	11%	4%(2)	3%	4%	18%	20%

	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Year Ended December 31,	Period Ended December 31,	Year Ended March 31,
	2023	2022*	2022	2021	2020	2019

Net asset value, beginning of year	$44.14	$49.52	$54.19	$35.25	$48.83	$52.34
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)	0.05 (1)	(0.14)(1)	(0.10)(1)	0.00 (1)(4)	(0.02)
Net gains/(losses) on securities (both realized and unrealized)	9.84	(4.24)	(1.26)	23.07	(3.42)	3.26
Total from investment operations	9.83	(4.19)	(1.40)	22.97	(3.42)	3.24
Less distributions:
Distributions from net realized gains	(0.43)	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Total distributions	(0.43)	(1.19)	(3.27)	(4.03)	(10.16)	(6.75)
Net asset value, end of year	$53.54	$44.14	$49.52	$54.19	$35.25	$48.83
Total return	22.29%	(8.54)%(2)	(3.10)%	66.33%	(11.03)%	8.09%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$212,291	$93,453	$126,593	$119,237	$42,287	$48,783
Ratio of gross expenses to average net assets	0.98%	0.99%(3)	0.95%	0.96%	1.00%	1.02%
Ratio of net expenses to average net assets	0.93%	0.93%(3)	0.91%	0.93%	0.94%	0.96%
Ratio of net investment income/(loss) to average net assets	(0.01)%	0.15%(3)	(0.25)%	(0.21)%	0.00%(4)	0.02%
Portfolio turnover rate	11%	4%(2)	3%	4%	18%	20%

*	For the nine month period ended December 31, 2022.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount is less than $0.01 per share.
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.41	$31.24	$28.29	$25.49	$19.11
Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.04	0.03	0.10 (2)	(0.12)	0.06 (3)
Net gains/(losses) on securities (both realized and unrealized)	5.80	(2.96)	5.42	5.13	6.68
Total from investment operations	5.84	(2.93)	5.52	5.01	6.74
Less distributions:
Dividends from net investment income	(0.01)	(0.03)	—	(0.02)	(0.00)(4)
Distributions from net realized gains	—	(1.87)	(2.57)	(2.19)	(0.36)
Total distributions	(0.01)	(1.90)	(2.57)	(2.21)	(0.36)
Net asset value, end of year	$32.24	$26.41	$31.24	$28.29	$25.49
Total return	22.11%	(9.56)%	19.88%	19.96%	35.30%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$424,471	$274,371	$318,184	$332,898	$373,341
Ratio of expenses to average net assets	1.08%	1.07%	1.07%	1.10%	1.11%
Ratio of net investment income/(loss) to average net assets	0.12%	0.10%	0.33%(2)	(0.46)%	0.27%(3)
Portfolio turnover rate	1%	13%	0%(5)	4%	19%

	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$26.60	$31.46	$28.39	$25.59	$19.17
Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.12	0.10	0.19 (2)	(0.04)	0.20 (3)
Net gains/(losses) on securities (both realized and unrealized)	5.83	(2.98)	5.45	5.14	6.64
Total from investment operations	5.95	(2.88)	5.64	5.10	6.84
Less distributions:
Dividends from net investment income	(0.07)	(0.11)	—	(0.11)	(0.06)
Distributions from net realized gains	—	(1.87)	(2.57)	(2.19)	(0.36)
Total distributions	(0.07)	(1.98)	(2.57)	(2.30)	(0.42)
Net asset value, end of year	$32.48	$26.60	$31.46	$28.39	$25.59
Total return	22.38%	(9.35)%	20.24%	20.24%	35.68%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$837,394	$253,758	$177,272	$138,967	$41,459
Ratio of gross expenses to average net assets	0.87%	0.86%	0.86%	0.89%	1.04%
Ratio of net expenses to average net assets	0.87%	0.82%	0.82%	0.85%	0.86%
Ratio of net investment income/(loss) to average net assets	0.40%	0.35%	0.63%(2)	(0.15)%	0.81%(3)
Portfolio turnover rate	1%	13%	0%(5)	4%	19%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)
Includes income resulting from special dividends. For the year ended December 31, 2021, without these dividends, the per share value for the
Investor Class and Institutional Class would have been $(0.18) and $(0.09), respectively, and the ratio for the Investor Class and Institutional
Class would have been (0.59)% and (0.30)%, respectively.

(3)
Includes income resulting from special dividends. For the year ended December 31, 2019, without these dividends, the per share value for the
Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively, and the ratio for the Investor Class and Institutional
Class would have been (0.33)% and 0.22%, respectively.

(4)	Amount is less than $0.01 per share.
(5)	Amount is less than 0.50%.
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Select Growth Fund, Inc. Investor Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$28.74	$40.46	$37.49	$38.93	$30.47
Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.01	(0.12)	(0.25)	(0.17)	(0.05)
Net gains/(losses) on securities (both realized and unrealized)	8.92	(8.11)	9.08	8.91	11.16
Total from investment operations	8.93	(8.23)	8.83	8.74	11.11
Less distributions:
Distributions from net realized gains	(3.42)	(3.49)	(5.86)	(10.18)	(2.65)
Total distributions	(3.42)	(3.49)	(5.86)	(10.18)	(2.65)
Net asset value, end of year	$34.25	$28.74	$40.46	$37.49	$38.93
Total return	31.11%	(20.67)%	24.16%	23.12%	36.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$397,990	$331,514	$486,661	$451,806	$486,392
Ratio of expenses to average net assets	1.16%	1.13%	1.13%	1.16%	1.16%
Ratio of net investment income/(loss) to average net assets	0.03%	(0.37)%	(0.62)%	(0.43)%	(0.12)%
Portfolio turnover rate	14%	6%	3%	12%	17%

	Value Line Select Growth Fund, Inc. Institutional Class
	Year Ended December 31,			Period Ended December 31,
	2023	2022	2021	2020(2)

Net asset value, beginning of year	$29.01	$40.69	$37.58	$36.44
Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.12	(0.04)	(0.15)	0.02
Net gains/(losses) on securities (both realized and unrealized)	8.98	(8.15)	9.12	11.30
Total from investment operations	9.10	(8.19)	8.97	11.32
Less distributions:
Distributions from net realized gains	(3.42)	(3.49)	(5.86)	(10.18)
Total distributions	(3.42)	(3.49)	(5.86)	(10.18)
Net asset value, end of year	$34.69	$29.01	$40.69	$37.58
Total return	31.41%	(20.45)%	24.47%	31.78%(3)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$19,544	$10,801	$15,739	$11,963
Ratio of gross expenses to average net assets	1.10%	1.11%	1.04%	1.96%(4)
Ratio of net expenses to average net assets	0.91%	0.88%	0.88%	0.91%(4)
Ratio of net investment income/(loss) to average net assets	0.36%	(0.12)%	(0.37)%	0.08%(4)
Portfolio turnover rate	14%	6%	3%	12%(3)

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Commenced operations on May 1, 2020.
(3)	Not annualized.
(4)	Annualized.
See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$18.49	$34.36	$38.35	$28.87	$25.34
Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.15)	(0.08)	(0.35)	(0.29)	(0.23)
Net gains/(losses) on securities (both realized and unrealized)	11.07	(13.17)	1.29	13.42	6.64
Total from investment operations	10.92	(13.25)	0.94	13.13	6.41
Less distributions:
Distributions from net realized gains	—	(2.62)	(4.93)	(3.65)	(2.88)
Total distributions	—	(2.62)	(4.93)	(3.65)	(2.88)
Net asset value, end of year	$29.41	$18.49	$34.36	$38.35	$28.87
Total return	59.06%	(38.99)%	2.89%	45.98%	25.67%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$304,094	$200,602	$367,681	$394,389	$291,057
Ratio of gross expenses to average net assets	1.16%	1.14%	1.14%	1.15%	1.16%
Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	(0.61)%	(0.30)%	(0.87)%	(0.86)%	(0.78)%
Portfolio turnover rate	29%	58%	27%	54%	29%

	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$18.80	$34.79	$38.68	$29.03	$25.41
Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.09)	(0.02)	(0.26)	(0.21)	(0.15)
Net gains/(losses) on securities (both realized and unrealized)	11.28	(13.35)	1.30	13.51	6.65
Total from investment operations	11.19	(13.37)	1.04	13.30	6.50
Less distributions:
Distributions from net realized gains	—	(2.62)	(4.93)	(3.65)	(2.88)
Total distributions	—	(2.62)	(4.93)	(3.65)	(2.88)
Net asset value, end of year	$29.99	$18.80	$34.79	$38.68	$29.03
Total return	59.52%	(38.85)%	3.12%	46.36%	25.92%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$10,004	$4,080	$8,730	$6,519	$2,054
Ratio of gross expenses to average net assets	1.45%	1.25%	1.36%	1.80%	2.75%
Ratio of net expenses to average net assets	0.90%	0.89%	0.90%	0.90%	0.90%
Ratio of net investment income/(loss) to average net assets	(0.38)%	(0.06)%	(0.63)%	(0.62)%	(0.50)%
Portfolio turnover rate	29%	58%	27%	54%	29%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
See Notes to Financial Statements.

Value Line Asset Allocation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Year Ended December 31,	Period Ended December 31,	Year Ended March 31,
	2023	2022*	2022	2021	2020	2019

Net asset value, beginning of year	$36.87	$42.79	$43.14	$34.72	$35.07	$31.95
Income/(loss) from investment operations:
Net investment income/(loss)	0.42 (1)	0.13 (1)	0.03 (1)	0.00 (1)(2)	0.20 (1)	0.14
Net gains/(losses) on securities (both realized and unrealized)	7.46	(3.84)	2.59	8.65	0.12	3.95
Total from investment operations	7.88	(3.71)	2.62	8.65	0.32	4.09
Less distributions:
Dividends from net investment income	(0.44)	(0.33)	(0.01)	(0.01)	(0.16)	(0.13)
Distributions from net realized gains	(3.59)	(1.88)	(2.96)	(0.22)	(0.51)	(0.84)
Total distributions	(4.03)	(2.21)	(2.97)	(0.23)	(0.67)	(0.97)
Net asset value, end of year	$40.72	$36.87	$42.79	$43.14	$34.72	$35.07
Total return	21.39%	(8.81)%(3)	5.70%	24.93%	0.75%	13.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$387,504	$372,165	$499,220	$621,482	$600,102	$384,222
Ratio of gross expenses to average net assets	1.06%	1.04%(4)	1.02%	1.03%	1.08%	1.12%
Ratio of net investment income/(loss) to average net assets	1.06%	0.45%(4)	0.07%	0.01%	0.54%	0.46%
Portfolio turnover rate	29%	37%(3)	14%	19%	16%	19%

	Value Line Asset Allocation Fund, Inc. Institutional Class
	Year Ended December 31,	Period Ended December 31,	Year Ended March 31,
	2023	2022*	2022	2021	2020	2019

Net asset value, beginning of year	$36.93	$42.89	$43.24	$34.82	$35.16	$32.03
Income/(loss) from investment operations:
Net investment income/(loss)	0.51 (1)	0.20 (1)	0.15 (1)	0.11 (1)	0.30 (1)	0.19
Net gains/(losses) on securities (both realized and unrealized)	7.49	(3.85)	2.61	8.68	0.11	4.00
Total from investment operations	8.00	(3.65)	2.76	8.79	0.41	4.19
Less distributions:
Dividends from net investment income	(0.54)	(0.43)	(0.15)	(0.15)	(0.24)	(0.22)
Distributions from net realized gains	(3.59)	(1.88)	(2.96)	(0.22)	(0.51)	(0.84)
Total distributions	(4.13)	(2.31)	(3.11)	(0.37)	(0.75)	(1.06)
Net asset value, end of year	$40.80	$36.93	$42.89	$43.24	$34.82	$35.16
Total return	21.68%	(8.65)%(3)	5.98%	25.24%	0.99%	13.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$560,759	$575,324	$920,487	$1,165,569	$500,103	$160,075
Ratio of gross expenses to average net assets	0.82%	0.81%(4)	0.77%	0.78%	0.84%	0.88%
Ratio of net expenses to average net assets	0.82%	0.80%(4)	0.77%	0.78%	0.83%	0.87%
Ratio of net investment income/(loss) to average net assets	1.28%	0.68%(4)	0.32%	0.26%	0.80%	0.74%
Portfolio turnover rate	29%	37%(3)	14%	19%	16%	19%

*	For the nine month period ended December 31, 2022.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Amount is less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.87	$12.39	$12.90	$10.25	$8.94
Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.08	0.04	(0.05)	(0.03)	(0.01)
Net gains/(losses) on securities (both realized and unrealized)	2.63	(3.69)	0.88	3.39	2.32 (2)
Total from investment operations	2.71	(3.65)	0.83	3.36	2.31
Less distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.00)(3)	—	—
Distributions from net realized gains	—	(0.82)	(1.34)	(0.71)	(1.00)
Total distributions	(0.08)	(0.87)	(1.34)	(0.71)	(1.00)
Net asset value, end of year	$10.50	$7.87	$12.39	$12.90	$10.25
Total return	34.44%	(29.83)%	6.79%	33.03%	26.14%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$348,142	$277,895	$508,549	$560,243	$427,619
Ratio of expenses to average net assets	1.10%	1.07%	1.05%	1.07%	1.09%
Ratio of net investment income/(loss) to average net assets	0.81%	0.39%	(0.35)%	(0.28)%	(0.08)%
Portfolio turnover rate	52%	56%	39%	51%	34%

	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Years Ended December 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.86	$12.39	$12.90	$10.22	$8.89
Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.10	0.06	(0.01)	(0.01)	0.02
Net gains/(losses) on securities (both realized and unrealized)	2.64	(3.70)	0.88	3.40	2.31 (2)
Total from investment operations	2.74	(3.64)	0.87	3.39	2.33
Less distributions:
Dividends from net investment income	(0.10)	(0.07)	(0.04)	—	—
Distributions from net realized gains	—	(0.82)	(1.34)	(0.71)	(1.00)
Total distributions	(0.10)	(0.89)	(1.38)	(0.71)	(1.00)
Net asset value, end of year	$10.50	$7.86	$12.39	$12.90	$10.22
Total return	34.91%	(29.74)%	7.13%	33.42%	26.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$95,627	$80,814	$184,329	$121,927	$31,858
Ratio of gross expenses to average net assets	0.89%	0.86%	0.86%	0.89%	0.97%
Ratio of net expenses to average net assets	0.85%	0.82%	0.80%	0.82%	0.84%
Ratio of net investment income/(loss) to average net assets	1.06%	0.64%	(0.10)%	(0.06)%	0.17%
Portfolio turnover rate	52%	56%	39%	51%	34%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized
(loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.

(3)	Amount is less than $0.01 per share.
See Notes to Financial Statements.

Value Line Core Bond Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Core Bond Fund Investor Class
	Years Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$12.98	$15.11	$15.84	$15.26	$14.40
Income/(loss) from investment operations:
Net investment income/(loss)	0.39 (1)	0.22 (1)	0.19 (1)	0.25 (1)	0.36
Net gains/(losses) on securities (both realized and unrealized)	0.21	(2.11)	0.53	0.63	0.86
Total from investment operations	0.60	(1.89)	0.34	0.88	1.22
Less distributions:
Dividends from net investment income	(0.39)	(0.24)	(0.23)	(0.30)	(0.36)
Distributions from net realized gains	—	—	(0.16)	—	—
Total distributions	(0.39)	(0.24)	(0.39)	(0.30)	(0.36)
Net asset value, end of year	$13.19	$12.98	$15.11	$15.84	$15.26
Total return	4.72%	(12.58)%	(2.18)%	5.77%	8.51%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$37,946	$40,746	$50,267	$53,854	$53,976
Ratio of gross expenses to average net assets	1.28%	1.20%	1.23%	1.19%	1.14%
Ratio of net expenses to average net assets	0.83%	0.90%	0.90%	0.90%	0.93%
Ratio of net investment income/(loss) to average net assets	3.01%	1.62%	1.25%	1.62%	2.26%
Portfolio turnover rate	50%	37%	71%	70%	39%

(1)	Per share amounts are calculated based on average shares outstanding during the year.
See Notes to Financial Statements.

Notes to Financial Statements
December 31, 2023

1. Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each (except for Value Line Core Bond Fund) offer two classes of shares: Investor Class shares and Institutional Class shares. Value Line Core Bond Fund offers only Investor Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds. The investment objective of each Fund is listed below.
Fund	Investment Goal
Value Line Small Cap Opportunities Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Mid Cap Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Select Growth Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Larger Companies Focused Fund, Inc.	The Fund seeks long-term capital growth.
Value Line Asset Allocation Fund, Inc.	The Fund seeks high total investment return.
Value Line Capital Appreciation Fund, Inc.	The Fund seeks capital appreciation and income.
Value Line Core Bond Fund	The Fund seeks to maximize current income and secondarily capital appreciation.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:  In accordance with Rule 2a-5 under the 1940 Act, the Board of Directors (the "Board") has designated EULAV Asset Management (the "Adviser") as its valuation designee (the "Valuation Designee").  As Valuation Designee, the Adviser, subject to the oversight of the Board, is responsible for making fair valuation determinations in accordance with procedures (the "Pricing Procedures") approved by the Board.  The Adviser's day-to-day responsibilities as Valuation Designee are performed by a pricing committee established by the Adviser (the "Committee").
Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds' total net assets by the funds' total number of shares outstanding at the time of calculation.
Bonds and other fixed income securities are calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined.
The Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•
Level 3 — Inputs that are unobservable.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2023, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds' financial statements. The Funds' federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:  Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are calculated using the identified cost method. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. These Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Fund's Statement of Operations.
(E) Fund Distributions: Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds (except for Value Line Core Bond Fund) distribute all of their net investment income annually. Value Line Core Bond Fund declares and pays dividends from its net investment income monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.

December 31, 2023

(F) Class Allocations: All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$38,159	$26,515	$64,674
Sub-transfer agent fees	173,086	126,868	299,954
Registration and filing fees	28,258	37,689	65,947
Other	27,928	13,306	41,234

	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$99,779	$155,595	$255,374
Sub-transfer agent fees	139,020	377,389	516,409
Registration and filing fees	74,724	131,098	205,822
Other	20,103	29,642	49,745

	Investor Class	Institutional Class	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$114,431	$—	$114,431
Sub-transfer agent fees	82,295	7,941	90,236
Registration and filing fees	32,624	28,774	61,398
Other	37,008	2,270	39,278

	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$99,967	$2,827	$102,794
Sub-transfer agent fees	27,527	5,015	32,542
Registration and filing fees	32,478	28,272	60,750
Other	35,513	1,642	37,155

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$70,805	$136,564	$207,369
Sub-transfer agent fees	198,120	335,495	533,615
Registration and filing fees	29,566	41,543	71,109
Other	22,344	33,094	55,438

	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$109,390	$35,627	$145,017
Sub-transfer agent fees	120,042	50,070	170,112
Registration and filing fees	31,394	34,131	65,525
Other	32,270	10,047	42,317

Notes to Financial Statements (continued)

(G) Foreign Currency Translation:  The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Accounting for Real Estate Investment Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:  The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:  Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds. Investments made with the cash collateral are disclosed in the Schedules of Investments.
As of December 31, 2023, certain Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Small Cap Opportunities Fund, Inc.	$—	$52,700
Value Line Mid Cap Focused Fund, Inc.	10,919,581	11,233,743
Value Line Larger Companies Focused Fund, Inc.	9,527,742	9,873,150
Value Line Asset Allocation Fund, Inc.	6,749,681	6,887,213

December 31, 2023

Fund	Value of Securities Loaned	Value of Collateral*
Value Line Capital Appreciation Fund, Inc.	$20,708,639	$21,748,547
Value Line Core Bond Fund	1,168,634	1,193,095

*
Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund,
Inc. and Value Line Core Bond Fund received cash collateral of $535,925, $3,823,003, $11,680,188 and $372,250 respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as
reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. received non cash-collateral of $52,700 in the form of U.S. Government obligations, for 0.01%, maturing 8/7/50, Value Line Mid Cap Focused Fund, Inc.
received non cash-collateral of $11,233,743 in the form of U.S. Government obligations, ranging from 0.01% — 4.75%, maturing
7/15/24 — 11/15/52, Value Line Larger Companies Focused Fund, Inc. received non cash-collateral of $9,337,225 in the form of U.S. Government obligations, ranging from 0.01% — 4.75%, maturing 7/15/24 — 8/15/53, Value Line Asset Allocation Fund,
Inc. received non cash-collateral of $3,064,210 in the form of U.S. Government obligations, ranging from 0.01% — 4.25%, maturing 1/15/25 — 8/7/50, Value Line Capital Appreciation Fund, Inc. received non cash-collateral of $10,068,359 in the form of U.S. Government obligations, ranging from 0.01% — 6.00%, maturing 1/25/24 — 8/15/53 and Value Line Core Bond Fund received non cash-collateral of $820,845 in the form of U.S. Government obligations, ranging from 0.01% — 4.25%, maturing
1/15/25 — 8/7/50. The Funds cannot sell or repledge the non-cash collateral which accordingly is not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

(L) Other Risks: The value of the Funds’ shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the Funds and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the Funds’ investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
(M) Subsequent Events:  Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2. Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2023, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Securities	Sales of Investment Securities Excluding U.S. Government Securities	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$102,545,976	$46,940,500	$—	$—
Value Line Mid Cap Focused Fund, Inc.	516,598,060	8,475,149	—	—
Value Line Select Growth Fund, Inc.	52,397,753	88,320,678	—	—
Value Line Larger Companies Focused Fund, Inc.	75,704,171	85,850,869	—	—
Value Line Asset Allocation Fund, Inc.	114,177,577	321,246,786	261,318,543	228,608,781

Notes to Financial Statements (continued)

Fund	Purchases of Investment Securities Excluding U.S. Government Securities	Sales of Investment Securities Excluding U.S. Government Securities	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Capital Appreciation Fund, Inc.	$99,726,271	$197,077,524	$110,576,198	$51,072,702
Value Line Core Bond Fund	7,112,400	9,180,831	32,904,308	32,500,993
4. Income Taxes
At December 31, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation) on Investments
Value Line Small Cap Opportunities Fund, Inc.	$288,787,489	$248,200,880	$(4,294,370)	$243,906,510
Value Line Mid Cap Focused Fund, Inc.	928,710,401	335,891,502	(9,751,738)	326,139,764
Value Line Select Growth Fund, Inc.	198,924,565	218,726,373	(218,533)	218,507,840
Value Line Larger Companies Focused Fund, Inc.	207,797,862	133,850,717	(24,111,514)	109,739,203
Value Line Asset Allocation Fund, Inc.	679,344,657	284,754,526	(16,792,354)	267,962,172
Value Line Capital Appreciation Fund, Inc.	356,410,583	128,514,103	(30,526,305)	97,987,798
Value Line Core Bond Fund	40,510,265	277,623	(2,696,121)	(2,418,498)
Net unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital distribution received, and market premium amortization.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Other Timing Differences	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$—	$—	$243,906,510	$—	$(5,984,926)	$237,921,584
Value Line Mid Cap Focused Fund, Inc.	748,102	327,720	—	326,139,764	—	—	327,215,586
Value Line Select Growth Fund, Inc.	172,283	13,617,136	—	218,507,840	—	—	232,297,259
Value Line Larger Companies Focused Fund, Inc.	—	—	—	109,739,203	(2,782,700)	—	106,956,503
Value Line Asset Allocation Fund, Inc.	888,825	25,773,867	—	267,962,172	—	—	294,624,864
Value Line Capital Appreciation Fund, Inc.	105,608	—	—	97,987,798	(24,073,115)	—	74,020,291
Value Line Core Bond Fund	95,728	—	—	(2,418,498)	(3,348,158)	—	(5,670,928)

December 31, 2023

At December 31, 2023, the Value Line Larger Companies Focused Fund, Inc, has net short-term capital loss carryforwards of $2,782,700, the Value Line Capital Appreciation Fund has net short-term capital loss carryforwards of $5,209,518 and net long-term capital loss carryforwards of $18,863,597, and the Value Line Core Bond Fund has net short-term capital loss carryforwards of $345,529 and net long-term capital loss carryforwards of $3,002,629. All of these can be carried forward indefinitely.
In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from capital loss or net specified losses realized between November 1 and the Funds' fiscal year-end are not recognized for tax purposes until the subsequent year (late-year loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. As of December 31, 2023, the Value Line Small Cap Opportunities Fund had a short-term and long-term late year loss deferral of $231,001 and $5,753,925, respectively.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) total distributable earnings/(loss) and additional paid-in capital for the Funds as follows:
	Total Distributable Earnings/(Loss)
Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$899,831	$41	$(899,872)
Value Line Mid Cap Focused Fund, Inc.	(8,717)	8,717	—
Value Line Select Growth Fund, Inc.	(9)	9	—
Value Line Larger Companies Focused Fund, Inc.	1,347,075	264,810	(1,611,885)
Value Line Asset Allocation Fund, Inc.	396,042	(396,042)	—
Value Line Capital Appreciation Fund, Inc.	18,663	(18,663)	—
Value Line Core Bond Fund	45,832	(45,832)	—
These reclassifications were primarily due to net operating losses and return of capital distributions. Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2023 and December 31, 2022 were as follows:
	Year Ended December 31, 2023 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$4,203,633	$41	$4,203,674
Value Line Mid Cap Focused Fund, Inc.	1,929,904	—	—	1,929,904
Value Line Select Growth Fund, Inc.	—	38,347,362	—	38,347,362
Value Line Larger Companies Focused Fund, Inc.	—	—	—	—
Value Line Asset Allocation Fund, Inc.	10,582,983	76,783,722	—	87,366,705
Value Line Capital Appreciation Fund, Inc.	3,516,980	—	—	3,516,980
Value Line Core Bond Fund	1,164,055	—	—	1,164,055

	Year Ended December 31, 2022 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.*, **	$—	$9,921,610	$9,921,610
Value Line Mid Cap Focused Fund, Inc.	1,256,185	33,604,238	34,860,423
Value Line Select Growth Fund, Inc.	—	38,066,212	38,066,212
Value Line Larger Companies Focused Fund, Inc.	—	26,081,985	26,081,985
Value Line Asset Allocation Fund, Inc.*, **	9,741,884	48,104,049	57,845,933

Notes to Financial Statements (continued)

	Year Ended December 31, 2022 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Capital Appreciation Fund, Inc.	$2,285,325	$35,176,551	$37,461,876
Value Line Core Bond Fund	762,097	—	762,097

*	For the period 4/1/22-12/31/22.
**
For the year ended March 31, 2022, Value Line Small Cap Opportunities Fund, Inc. had distributions paid from ordinary income and long-term capital gain of $0 and $29,540,485, respectively, and Value Line Asset Allocation Fund, Inc. had distributions paid from ordinary income and long-term capital gain of $5,820,859 and $109,351,515, respectively.

5. Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates
For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund, and managing each Fund’s investments for the year ended December 31, 2023, the Adviser was paid a fee at an annual rate of 0.74%, 0.65%, 0.73%, 0.72%, 0.64%, 0.64% and 0.31%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc. and Value Line Small Cap Opportunities Fund and 0.70% on the first $100 million of average daily net assets, and 0.65% on the remaining net assets for Value Line Mid Cap Focused Fund, Inc. and Value Line Capital Appreciation Fund, Inc. and 0.65% on the first $750 million of average daily net assets, and 0.60% on the net assets over $750 million for Value Line Asset Allocation Fund, Inc. and 0.50% for Value Line Core Bond Fund (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds.
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through May 1, 2024 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-Level Expense Limitation 1”).
Effective May 1, 2023, for the Value Line Core Bond Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.80% of the Fund’s average daily net assets (the “Fund-Level Expense Limitation 2”). Prior to May 1, 2023 the Fund-Level Expense Limitation 2 was 0.90%. The Adviser and the Distributor may subsequently recover from the Value Line Core Bond Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Fund-Level Expense Limitation 2 can be terminated or modified before May 1, 2024 only with the agreement of the Fund’s Board.
For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive and not recoup a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver creates a breakpoint in the advisory fee.
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan.
The Funds (except Value Line Core Bond Fund) have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which the Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct

December 31, 2023

account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary.
The Adviser agreed to pay or reimburse certain class-specific expenses of the Value Line Small Cap Opportunities Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Capital Appreciation Fund, Inc. attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Class Expense Limitation”, together with the Fund-level Expense Limitations (attributable to the Value Line Larger Companies Focused Fund and Value Line Core Bond Fund), the “Expense Limitations”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Class Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. With the approval of the Value Line Mid Cap Focused Fund's Board, this Class Expense Limitation was terminated effective May 1, 2023 and amounts previously reimbursed and/or waived by the Adviser and eligible for recovery by the Adviser were forfeited.
As of December 31, 2023, fees contractually waived/reimbursed by the Adviser amounted to $76,077, $18,602, $28,799, $70,055, $41,652 and $78,228 for the Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund, respectively. As of December 31, 2023, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Small Cap Opportunities Fund, Inc.	December 31, 2024	$50,033	$—
Value Line Small Cap Opportunities Fund, Inc.	December 31, 2025	57,978	—
Value Line Small Cap Opportunities Fund, Inc.	December 31, 2026	75,767	—
Value Line Select Growth Fund, Inc.	December 31, 2024	22,388	—
Value Line Select Growth Fund, Inc.	December 31, 2025	28,912	—
Value Line Select Growth Fund, Inc.	December 31, 2026	27,944	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2024	34,925	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2025	19,795	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2026	66,823	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2024	92,293	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2025	53,839	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2026	41,652	—
Value Line Core Bond Fund	December 31, 2024	170,756	—
Value Line Core Bond Fund	December 31, 2025	21,481	110,816
Value Line Core Bond Fund	December 31, 2026	78,228	97,765
During the year ended December 31, 2023, the Value Line Small Cap Opportunities Fund, Inc., Value Line Select Growth Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of $310, $855 and $3,232, respectively.
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds' rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Select Growth Fund, Inc., Value Line Larger Companies Focused Fund, Inc., Value Line Asset Allocation Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Core Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Value Line Select Growth Fund, Inc.(1)
Value Line Mid Cap Focused Fund, Inc. (2)
Value Line Capital Appreciation Fund, Inc. (2)
Value Line Larger Companies Focused Fund, Inc. (2)
Value Line Core Bond Fund (2)
Value Line Small Cap Opportunities Fund, Inc. (3)
Value Line Asset Allocation Fund, Inc. (3)
(1)
Statement of operations for the year ended December 31, 2023, statement of changes in net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein
(2)
Statement of operations for the year ended December 31, 2023, statement of changes in net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023
(3)
Statement of operations for the year ended December 31, 2023, statements of changes in net assets for the year ended December 31, 2023, the period April 1, 2022 through December 31, 2022 and the year ended March 31, 2022 and the financial highlights for the year ended December 31, 2023, the period April 1, 2022 through December 31, 2022 and for each of the four years in the period ended March 31, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
February 15, 2024
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested on (July 1, 2023 and held for six months ended December 31, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period	Annualized Expense Ratio
Actual*
Value Line Small Cap Opportunities Fund, Inc. — Investor Class	$1,000.00	$1,061.20	$6.13	1.18%
Value Line Small Cap Opportunities Fund, Inc. — Institutional Class	1,000.00	1,062.50	4.83	0.93
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,089.90	5.85	1.11
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,090.90	4.69	0.89
Value Line Select Growth Fund, Inc. — Investor Class	1,000.00	1,123.50	6.26	1.17
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,124.50	4.93	0.92
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,174.10	6.30	1.15
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,176.10	4.94	0.90
Value Line Asset Allocation Fund, Inc. — Investor Class	1,000.00	1,093.50	5.54	1.05
Value Line Asset Allocation Fund, Inc. — Institutional Class	1,000.00	1,095.00	4.28	0.81
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,107.90	5.84	1.10
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,109.20	4.52	0.85
Value Line Core Bond Fund — Investor Class	1,000.00	1,029.40	4.09	0.80
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. — Investor Class	$1,000.00	$1,019.26	$6.01	1.18%
Value Line Small Cap Opportunities Fund, Inc. — Institutional Class	1,000.00	1,020.52	4.74	0.93
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,019.61	5.65	1.11
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,020.72	4.53	0.89
Value Line Select Growth Fund, Inc. — Investor Class	1,000.00	1,019.31	5.96	1.17
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,020.57	4.69	0.92
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,019.41	5.85	1.15
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,020.67	4.58	0.90
Value Line Asset Allocation Fund, Inc. — Investor Class	1,000.00	1,019.91	5.35	1.05
Value Line Asset Allocation Fund, Inc. — Institutional Class	1,000.00	1,021.12	4.13	0.81
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,019.66	5.60	1.10

Fund Expenses (unaudited) (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period	Annualized Expense Ratio
Hypothetical (5% return before expenses)
Value Line Capital Appreciation Fund, Inc. — Institutional Class	$1,000.00	$1,020.92	$4.33	0.85%
Value Line Core Bond Fund — Investor Class	1,000.00	1,021.17	4.08	0.80

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund's most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2023, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	0%	0%	$4,203,633
Value Line Mid Cap Focused Fund, Inc.	100	100	—
Value Line Select Growth Fund, Inc.	0	0	38,347,362
Value Line Larger Companies Focused Fund, Inc.	0	0	—
Value Line Asset Allocation Fund, Inc.	59	59	76,783,722
Value Line Capital Appreciation Fund, Inc.	74	74	—
Value Line Core Bond Fund	0	0	—
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC's website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds' website at http://www.vlfunds.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Board Approval of Liquidity Risk Management Program (unaudited)

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 16, 2022, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2023. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel 1970	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	7	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling 1956	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	7	KOP Therapeutics Corp (biotechnology)
James E. Hillman 1957	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 - 2011.	7	Miller/Howard High Income Equity Fund
Paul Craig Roberts 1939	Director	Since 1983	Chairman, Institute for Political Economy.	7	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

Management of the Funds (continued)

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel 1970	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
James A. Gallo 1964	Treasurer and Chief Financial Officer	Since 2022
Treasurer and Chief Financial Officer (Principal Financial and Accounting
Officer) of each of the Value Line Funds since June 2022. Senior
Principal Consultant. Foreside Management Services, LLC, since 2022.
Director Fund Services, Bank of New York Mellon, 2002 - 2021.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC 2006 – 2019.
Emily D. Washington 1979	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli 1961	Vice President	Since 2020	Vice President of each of the Value Line Funds since 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what it is today - a diversified family of mutual funds with a wide range of investment objectives.
Strategies That Have Stood the Test of Time
1950Value Line Mid Cap Focused Fund
1952Value Line Capital Appreciation Fund
1956Value Line Select Growth Fund
1972Value Line Larger Companies Focused Fund
1986Value Line Core Bond Fund
1993Value Line Small Cap Opportunities Fund
1993Value Line Asset Allocation Fund
2015Institutional shares launched for the Value Line
Larger Companies Focused Fund, Small Cap
Opportunities Fund, Asset Allocation Fund
and Capital Appreciation Fund
2017Insitutional shares launched for the
Value Line Mid Cap Focused Fund
2020Institutional shares launched for the
Value Line Select Growth Fund

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, Suite 1606, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2 Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

((a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Hillman is an independent director.

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4 Principal Accountant Fees and Services

(a)	Audit Fees 2023 - $59,330

Audit Fees 2022 - $44,071

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2023 - None

Tax Preparation Fees 2022 - None

(d)	All Other Fees – None

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

The Value Line Mid Cap Focused Fund, Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by the Audit firm. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board.

General Audit Committee Approval Policy:

Potential services by the auditors will be classified by officers of the Fund and the auditors into the four non-restricted service categories denoted above and this “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth in this Policy must be specifically approved by the Audit Committee (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval).

At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2023 - None

     Aggregate Non-Audit Fees 2022 - None

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11 Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls during the period covered by this report, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13 Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ James A. Gallo
James A. Gallo, Treasurer, Principal Financial Officer

Date:	March 1, 2024